-----------------------------
                          COASTAL FINANCIAL CORPORATION
                          -----------------------------




                                DECEMBER 18, 2006



Dear Shareholder:

         You are cordially invited to attend the annual meeting of Shareholders of Coastal Financial Corporation. The meeting will be held at Ocean Reef Resort, 7100 North Ocean Boulevard, Myrtle Beach, South Carolina, on Monday, January 29, 2007 at 2:00 p.m., Eastern Standard Time.

         The Notice of Annual Meeting and Proxy Statement appearing on the following pages describe the formal business to be transacted at the meeting. During the meeting, we will also report on the operations of the Corporation. Directors and Officers of the Corporation, as well as a representative of KPMG LLP, the Corporation's independent registered public accounting firm, will be present to respond to appropriate questions of Shareholders.

         It is important that your shares are represented at this meeting, whether or not you attend the meeting in person and regardless of the number of shares you own. To make sure your shares are represented, we urge you to complete and mail the enclosed proxy card. If you attend the meeting, you may vote in person even if you have previously mailed a proxy card.

         We look forward to seeing you at the meeting.


                                    Sincerely,

                                    /s/ Michael C. Gerald

                                    Michael C. Gerald
                                    President and
                                    Chief Executive Officer

                          COASTAL FINANCIAL CORPORATION
                                 2619 OAK STREET
                       MYRTLE BEACH, SOUTH CAROLINA 29577
                                 (843) 205-2000

--------------------------------------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

--------------------------------------------------------------------------------


         The annual meeting of Shareholders of Coastal Financial Corporation ("Corporation") will be held at Ocean Reef Resort, 7100 North Ocean Boulevard, Myrtle Beach, South Carolina, on Monday, January 29, 2007, at 2:00 p.m., Eastern Standard Time, for the following purposes:

         1.       To elect three directors of the Corporation;

         2. To approve the Coastal Financial Corporation 2007 Equity Incentive Plan; and

         3. To transact any other business that may properly come before the meeting.

         NOTE: The Board of Directors is not aware of any other business to come before the meeting.

         Shareholders of record at the close of business on November 30, 2006 are entitled to receive notice of the meeting and to vote at the meeting and any adjournment or postponement of the meeting.

         Please complete and sign the enclosed form of proxy, which is solicited by the Board of Directors, and mail it promptly in the enclosed envelope. The proxy will not be used if you attend the meeting and vote in person.


                                             BY ORDER OF THE BOARD OF DIRECTORS

                                             /s/ Susan J. Cooke

                                             Susan J. Cooke
                                             Corporate Secretary


Myrtle Beach, South Carolina
December 18, 2006


IMPORTANT: The prompt return of proxies will save the Corporation the expense of further requests for proxies in order to ensure a quorum. A self-addressed envelope is enclosed for your convenience. No postage is required if mailed in the United States.

                                 PROXY STATEMENT
                                       OF
                          COASTAL FINANCIAL CORPORATION

--------------------------------------------------------------------------------

                         ANNUAL MEETING OF SHAREHOLDERS
                                January 29, 2007

--------------------------------------------------------------------------------

         This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Coastal Financial Corporation ("Coastal Financial," "Corporation" or "we") to be used at the Annual Meeting of Shareholders of the Corporation. The Corporation is the holding company for Coastal Federal Bank. The meeting will be held at Ocean Reef Resort, 7100 North Ocean Boulevard, Myrtle Beach, South Carolina, on Monday, January 29, 2007 at 2:00 p.m., Eastern Standard Time. This Proxy Statement and the enclosed proxy card are being first mailed on or about December 18, 2006 to Shareholders of record.

--------------------------------------------------------------------------------

                           VOTING AND PROXY PROCEDURE

--------------------------------------------------------------------------------

Who Can Vote at the Meeting

         You are entitled to vote your Coastal Financial common stock if the records of the Corporation show that you held your shares as of the close of business on November 30, 2006. As of the close of business on that date, a total of 21,701,967 shares of Coastal Financial's common stock were outstanding. Each share of common stock has one vote. As provided in the Corporation's Certificate of Incorporation, record holders of the Corporation's common stock who beneficially own, either directly or indirectly, in excess of 10% of the Corporation's outstanding shares are not entitled to any vote with respect to the shares held in excess of the 10% limit.

Attending the Meeting

         If you are a beneficial owner of Coastal Financial common stock held by a broker, bank or other nominee (i.e., in "street name"), you will need proof of ownership to be admitted to the meeting. A recent brokerage statement or letter from a bank or broker are examples of proof of ownership. If you want to vote your shares of Coastal Financial common stock held in street name in person at the meeting, you will have to get a written proxy in your name from the broker, bank or other nominee, which holds your shares.

Vote Required

         The meeting will be held only if there is a quorum. A quorum exists if a majority of the outstanding shares of common stock entitled to vote is represented for the transaction of business at the meeting. If you return valid proxy instructions or attend the meeting in person, your shares will be counted for purposes of determining whether there is a quorum, even if you abstain from voting. Broker non-votes also will be counted for purposes of determining the existence of a quorum. A broker non-vote occurs when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner.

         In voting on the election of directors, you may vote in favor of all nominees, withhold votes as to all nominees, or withhold votes as to specific nominees. There is no cumulative voting for the election of directors. Directors must be elected by a plurality of the votes cast at the annual meeting. This means that the nominees receiving the greatest number of votes will be elected up to the maximum number of directors to be elected at the meeting. The maximum number of directors to be elected at the meeting is three. Votes that are withheld and broker non-votes will have no effect on the outcome of the election.

         In voting on the proposal to approve the Coastal Financial Corporation 2007 Equity Incentive Plan, you may vote in favor of the proposal, vote against the proposal or abstain from voting. This matter will be decided by the affirmative vote of a majority of the votes cast at the meeting. On this proposal, abstentions and broker non-votes will have no effect on the outcome of the voting.

Voting by Proxy

         This proxy statement is being sent to you by the Board of Directors of Coastal Financial for the purpose of requesting that you allow your shares of Coastal Financial common stock to be represented at the meeting by the persons named in the enclosed proxy card. All shares of Coastal Financial common stock represented at the meeting by properly executed and dated proxies will be voted in accordance with the instructions indicated on the proxy card. If you sign, date and return a proxy card without giving voting instructions, your shares will be voted as recommended by the Corporation's Board of Directors. The Board of Directors unanimously recommends that you vote "FOR" each of the nominees as director and "FOR" approval of the 2007 Equity Incentive Plan.

         If any matters not described in this proxy statement are properly presented at the meeting, the persons named in the proxy card will use their own judgment to determine how to vote your shares. This includes a motion to adjourn or postpone the meeting in order to solicit additional proxies. If the meeting is postponed or adjourned, your Coastal Financial common stock may be voted by the persons named in the proxy card on the new meeting date as well, unless you have revoked your proxy. The Corporation does not know of any other matters to be presented at the meeting.

         You may revoke your proxy at any time before the vote is taken at the meeting. To revoke your proxy you must either advise the Secretary of the Corporation in writing before your shares have been voted at the meeting, deliver a later dated proxy, or attend the meeting and vote your shares in person. Attendance at the meeting will not in itself constitute revocation of your proxy.

         If your Coastal Financial common stock is held in street name, you will receive instructions from your broker, bank or other nominee that you must follow in order to have your shares voted. Your broker may allow you to deliver your voting instructions via the telephone or the Internet. Please see the instruction form provided by your broker, bank or other nominee that accompanies this proxy statement for further information regarding telephone and Internet voting. If you wish to change your voting instructions after you have returned your voting instruction form to your broker or bank, you must contact your broker or bank.

--------------------------------------------------------------------------------

                              CORPORATE GOVERNANCE

--------------------------------------------------------------------------------

         The Corporation periodically reviews its corporate governance policies and procedures to ensure that the Corporation meets the highest standards of ethical conduct, reports results with accuracy and transparency and maintains full compliance with the laws, rules and regulations that govern its operations. As part of this periodic review, the Board of Directors reviews and adopts best corporate governance policies and practices for the Corporation.

Code of Business Conduct

         The Corporation has adopted a Code of Business Conduct that is designed to ensure that the Corporation's directors, executive officers and Associates meet the highest standards of ethical conduct. The Code of Business Conduct requires that the Corporation's directors, executive officers and Associates avoid conflicts of interest, comply with all laws and other legal requirements, conduct business in an honest and ethical manner and otherwise act with integrity and in the Corporation's best interest. Under the terms of the Code of Business Conduct, directors, executive officers and Associates are required to report any conduct that they believe in good faith to be an actual or apparent violation of the Code of Business Conduct.

         As a mechanism to encourage compliance with the Code of Business Conduct, the Corporation has established procedures to receive, retain and treat complaints received regarding accounting, internal accounting controls or auditing matters. These procedures ensure that individuals may submit concerns regarding questionable accounting or auditing matters in a confidential and anonymous manner. The Code of Business Conduct also prohibits the Corporation from retaliating against any director, executive officer or Associate who reports actual or apparent violations of the Code of Business Conduct.

--------------------------------------------------------------------------------

                                 STOCK OWNERSHIP

--------------------------------------------------------------------------------


         The following table provides information, as of November 30, 2006, about the shares of Coastal Financial common stock that may be considered to be beneficially owned by each person known to the Corporation to beneficially own more than 5% of its outstanding common stock, each Named Executive Officer (as defined in footnote 3 to the table), each director or nominee for director of the Corporation and by all directors and executive officers of the Corporation as a group. Unless otherwise indicated, each of the named individuals has sole voting power and sole investment power with respect to the shares shown. A person may be considered to beneficially own any share of common stock over which he or she has, directly or indirectly, sole or shared voting or investing power. The table reflects adjustments for the 10% stock dividend paid on September 29, 2006.


                                                                   Number of Shares
                                             Number of           That May Be Acquired       Percent of
                                           Shares Owned           Within 60 Days By        Common Stock
                                        (Excluding Options) (1)   Exercising Options      Outstanding (2)
                                        -------------------       ------------------      ---------------
Named Executive Officers (3)

Michael C. Gerald, President,                 152,428                    433,197                2.65
   Chief Executive Officer and
   Director

Jimmy R. Graham, Executive
   Vice President                             155,599                    270,378                1.94

Jerry L. Rexroad, Executive Vice
   President and Chief Financial               51,260 (4)                264,770                1.44
   Officer

Steven J. Sherry, Executive Vice
   President                                   21,866                    164,877                0.85

Phillip G. Stalvey, Executive Vice
   President                                   42,446                    268,490                1.42


Directors of the Corporation
(Excluding Named Executive
Officers)

E. Lawton Benton                              596,279 (5)                 13,116                2.81

G. David Bishop                               760,345 (6)                 18,961                3.59

J. Robert Calliham                              2,396 (7)                 13,116                0.07

James T. Clemmons                             437,689 (8)                 27,579                2.14

James P. Creel                              1,070,326 (9)                 63,904                5.21

James H. Dusenbury                             69,290 (10)                22,858                0.42

William O. Marsh                                5,610 (11)                 -0-                  0.03

Frank A. Thompson, II                          18,419 (12)                28,703                0.22

W. Cecil Worsley, III                             687 (13)                 -0-                  0.00

Executive Officers and
Directors as a Group (14 persons)           3,384,640                  1,589,949               21.36


---------------------

(1) Pursuant to Rule 13d-3 under the Securities Exchange Act of 1934, a person is deemed to be the beneficial owner, for purposes of this table, of any shares of the Corporation's Common Stock if he or she has voting and/or investment power with respect to such security or has a right to acquire, through the exercise of outstanding options or otherwise, beneficial ownership at any time within 60 days from November 30, 2006. The table includes certain shares owned by spouses, other immediate family members in trust, shares held in retirement accounts or funds for the benefit of the named individuals, and other forms of ownership, over which shares the named persons possess voting and/or investment power.
(2) Based on 21,701,967 shares of Common Stock of the Corporation outstanding and entitled to vote at the Meeting, plus the number of shares that may be acquired within 60 days by each individual (or group of individuals) by exercising options.
(3)  Under  Securities  and  Exchange  Commission  regulations,  the term "Named
     Executive Officer" is defined to include the chief executive officer regardless of compensation level, and the four most highly compensated executive officers, other than the chief executive officer, whose total annual salary and bonus for the last completed fiscal year exceeded $100,000.
(4) Includes 23,903 shares owned by Jerry L. Rexroad; 21,827 shares owned by Robin E. Rexroad; 5,530 shares in the Coastal Financial 401-K Plan for Jerry L. Rexroad.
(5) Includes 557,885 shares owned by RCEE, Inc. of which Mr. Benton is Vice President; 6 shares owned by Edward Lawton Benton; 576 shares owned by Edward Lawton Benton - IRA; 37,812 shares owned by Edward Lawton Benton and Elizabeth Benton.
(6)  Includes 54,982 shares owned by G. David Bishop; 285,391 shares owned by G.
     J. Bishop Trust, G. David Bishop, Trustee; 89,140 shares owned by Mary Ann Bishop; 330,832 shares owned by Bishop Investment Company.
(7) Includes 218 shares owned by James R. Calliham; 1,210 shares owned by Justin Calliham; 726 shares owned by Flo Berry Calliham, and 242 shares owned by James R. Calliham - Retirement Account.
(8) Includes 37,732 shares owned by J. T. Clemmons; 64,968 shares owned by Helen W. Clemmons; 3,546 shares owned by J. T. Clemmons - IRA; 416 shares owned by Helen W. Clemmons - IRA; 331,027 shares owned by Nipaw, LLC.
(9) Includes 577,683 shares owned by Creel Outdoor Advertising, Inc.; 202,019 shares owned by Creel Corporation; 196,366 shares owned by Creel Outdoor Advertising, Inc. Profit Sharing Plan; 44,128 shares owned by Carolyn W. Creel; 1,316 shares owned by Carolyn W. Creel & James P. Creel, Jr.; 1,316 shares owned by Carolyn W. Creel & C. Alicia Creel; 9,829 shares owned by Carolyn W. Creel, James P. Creel, Jr. & Alicia Creel Bame; 19,767 shares owned by James P. Creel; 968 shares owned by Alicia Creel Bame & Carolyn W. Creel; 16,934 shares owned by Sun Graphics, Inc., Carolyn W. Creel, President.
(10) Includes 36,290 shares owned by James H. Dusenbury; 33,000 shares owned by James H. Dusenbury - IRA.
(11) Includes 1,210 shares owned by William O. Marsh; 4,400 shares owned by Palmetto Chevrolet Employee Profit Sharing Trust.
(12) Includes 1,466 shares owned by Frank A. Thompson, II; 12,211 shares owned by Frank A. Thompson, II - SEP; 1,969 shares owned by Frank A. Thompson,II
     - IRA; 2,773 shares owned by Sharon Thompson - IRA.
(13) Includes 687 shares owned by W. Cecil Worsley, III.

--------------------------------------------------------------------------------
                       PROPOSAL 1 - ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

         The Corporation's Board of Directors consists of ten members. Nine are independent directors in accordance with the listing standards of the NASDAQ Stock Market and one is a member of management. The Board is divided into three classes with three-year staggered terms with approximately one-third of the directors elected each year. Three directors will be elected at the meeting to serve for a three-year term, or until their respective successors have been elected and qualified. The nominees are J. Robert Calliham, James H. Dusenbury, and Michael C. Gerald, each of whom currently is a director of the Corporation and Coastal Federal Bank.

         It is intended that the proxies solicited by the Board of Directors will be voted for the election of the nominees named above. If any nominee is unable to serve, the persons named in the proxy card would vote your shares to approve the election of any substitute proposed by the Board of Directors. Alternatively, the Board of Directors may adopt a resolution to reduce the size of the Board. At this time, the Board of Directors knows of no reason why any nominee might be unable to serve.

         The Corporation's Bylaws provide that a director may not continue to serve as a director beyond the annual meeting immediately following the date on which the director attains age 72. Mr. Dusenbury will turn age 72 in 2007 after the upcoming annual meeting.

The Board of Directors unanimously recommends a vote "FOR" the election of all of the nominees.

         Information regarding the nominees and the directors continuing in office is provided below. Unless otherwise stated, each individual has held his current occupation for the last five years. The age indicated in each individual's biography is as of September 30, 2006. The indicated period for service as a director includes service as a director of Coastal Federal Bank.

Nominees for Election as Directors

         The directors standing for election are:

         J. Robert Calliham. Mr. Calliham is the President and Chief Executive Officer of Smith, Sapp, Bookhout, Crumpler & Calliham, P.A. Age 53. Director since 2004.

         James H. Dusenbury. Mr. Dusenbury is a retired attorney, was a partner in the Dusenbury and Clarkson Law Firm. He has been affiliated with the Bank since 1965 and has served in the capacities of General Counsel, Director, and Advisory Director. Age 71. Director since 1997 and from 1973 to 1978. Advisory Director from 1978 to 1997.

         Michael C. Gerald. Mr. Gerald is the President and Chief Executive Officer of the Corporation and Coastal Federal Bank. Age 57. Director since 1986.

Directors Continuing in Office

         The following directors have terms ending in 2008.

         E. Lawton Benton. Mr. Benton is President of C. L. Benton & Sons, Inc. Age 46. Director since 2004

         James P. Creel. Mr. Creel is President of Creel Corporation. Age 67. Director since 1990.

         W. Cecil Worsley, III. Mr. Worsley is President and Chief Executive Officer of Worsley Companies. Age 43. Director since September 2005.

         The following directors have terms ending in 2009.

         G. David Bishop. Mr. Bishop is Managing Director of White Harvest Trading Co., LLC. Age 53. Director since 1991.

         James T. Clemmons. Mr. Clemmons is the retired President of Coastal Federal Bank. Age 68. Director since 1979.

         William O. Marsh. Mr. Marsh is the President of Palmetto Chevrolet. Age
         43. Director since September 2005.

         Frank A. Thompson, II. Mr. Thompson is the President of Peoples Underwriters, Inc. Age 49. Director since 1999.

Meetings and Committees of the Board of Directors

         The Boards of Directors of the Corporation and Coastal Federal Bank conduct their business through meetings of the Boards and through their committees. During the fiscal year ended September 30, 2006, the Board of Directors of the Corporation held sixteen (16) meetings and the Board of Directors of Coastal Federal Bank held twenty-three (23) meetings. No director attended fewer than 75% of the total meetings of the Boards of Directors and committees on which he served.

         The Executive Committee of the Board of Directors, consisting of Directors Clemmons, Creel, Dusenbury and Gerald, meets as necessary between meetings of the full Board of Directors. The Executive Committee met two (2) times during the fiscal year ended September 30, 2006.

         The Board of Directors of the Company has an Audit Committee, consisting of Directors Calliham, Creel, Dusenbury, and Marsh, which is responsible for developing and monitoring the Company's audit program. Each member of the Audit Committee satisfies the standards for independence for audit committee members as defined in the listing standards of the NASDAQ Stock Market. The Board of Directors has determined that J. Robert Calliham is an "audit committee financial expert" as such term is defined under the rules and regulations of the Securities and Exchange Commission. The Audit Committee selects the Corporation's independent registered public accounting firm and meets with them to discuss the results of the annual audit and any related matters. The Audit Committee also receives and reviews the reports and findings and other information presented to them by Coastal Federal Bank's officers regarding financial reporting policies and practices. The Audit Committee met five (5) times during the fiscal year ended September 30, 2006. The Audit Committee operates under a written charter, a copy of which is attached as Appendix A to this proxy statement.

         The Compensation and Benefits Committee, consisting of Directors Clemmons, Creel, and Dusenbury, is responsible for all matters regarding the Corporation's and Coastal Federal Bank's Associate compensation and benefit programs. Each member of the Compensation and Benefits Committee is independent as independence for compensation committee members is defined under the listing standards of the NASDAQ Stock Market. This committee met one (1) time during the fiscal year ended September 30, 2006.

         Directors  Benton,  Bishop,  Marsh,  Thompson,  and  Worsley act as the
Nominating/Corporate Governance Committee for selecting the nominees for election as directors. The Nominating/Corporate Governance Committee also recommends to the board of directors corporate governance policies and guidelines applicable to the Corporation and monitors compliance with these policies and guidelines. The Nominating/Corporate Governance Committee met two
(2) times during the fiscal year ended September 30, 2006. Each member of the Nominating/Corporate Governance Committee is independent as independence for Nominating Committee members is defined under the listing standards of the NASDAQ Stock Market. The Nominating/Corporate Governance Committee acts under a written charter adopted by the Board of Directors, a copy of which was included as an appendix to the Corporation's 2005 Annual Meeting Proxy Statement filed
with  the  Securities  and  Exchange   Commission  on  December  17,  2004.  The
Corporation's Bylaws provide for Shareholder nomination of directors. See "Shareholder Proposals and Nominations".

Directors' Compensation

         Members of the Board of Directors of Coastal Federal Bank receive a fee of $12,000 annually, except for the Chairman of the Board, who receives $19,500 annually. Members of the Board of Directors of Coastal Financial receive $2,500 annually. Honorary Directors of Coastal Financial receive $1,000 annually. Non-Associate directors who are members of the Coastal Federal Bank's Loan Committee receive $50 per committee meeting.

--------------------------------------------------------------------------------

                             EXECUTIVE COMPENSATION

--------------------------------------------------------------------------------

Summary Compensation Table

         The following information is furnished for the Chief Executive Officer and the four other Named Executive Officers.


======================================================================================================
                                   SUMMARY COMPENSATION TABLE (1)
------------------------------------------------------------------------------------------------------


                                         Annual Compensation
------------------------------------------------------------------------------------------------------
                                                                          Long-Term
                                                                        Compensation
                                                                       -------------------------------
                                                                           Awards
------------------------------------------------------------------------------------------------------
                                                                         Securities
      Name and          Year   Salary     Bonus       Other Annual        Underlying        All Other
     Principal                 ($)(1)     ($)(2)      Compensation         Options        Compensation
      Position                                           ($)(3)              (4)             ($)(5)
------------------------------------------------------------------------------------------------------
 Michael C. Gerald,     2006   275,000    172,333         18,745                -0-           7,385
 President, Chief       2005   260.400    198,895         18,775             85,827           9,538
Executive Officer       2004   248,000    252,982         18,375             38,293          13,000
    & Director

  Jimmy R. Graham,      2006   160,000     98,100            -0-                -0-           7,906
   Executive Vice       2005   151,200    111,756            -0-              60,533          9,375
     President          2004   144,000    143,615            -0-              26,308         11,632

 Jerry L. Rexroad,      2006   217,000    127,170          4,245                -0-          10,810
   Executive Vice       2005   204,750    145,492          4,520             60,533           9,324
 President & Chief      2004   195,000    187,094          4,270             26,308          12,474
 Financial Officer

 Steven J. Sherry,      2006   168,500    102,435            -0-                -0-           9,393
   Executive Vice       2005   160,387    117,544            -0-             60,533           9,407
     President          2004   152,750    150,732            -0-             26,308          12,133

Phillip G. Stalvey,     2006   201,000    119,010            850                -0-           8,107
   Executive Vice       2005   190,575    136,562            850             60,533           9,304
     President          2004   181,500    176,114            850             26,308          12,290


======================================================================================================

--------------

(1) Except for directors' fees paid for service on the Board of Directors of the Corporation, Coastal Federal Bank pays all compensation, including fringe benefits.
(2) Reflects bonuses awarded for the fiscal year but which were paid in subsequent fiscal year.
(3) Reflects directors' fees received during the fiscal year for service on the Board of Directors of the Corporation and/or its subsidiaries. Does not include perquisites, which did not exceed, in the aggregate, the lesser of $50,000 or 10% of salary and bonus.
(4)      Reflects adjustments for 10% stock dividend paid on September 29, 2006.
(5) Consists of employer contributions to the 401k Profit Sharing Plan & Trust of Coastal Financial Corporation and any unpaid PTO.

Option Grants

         The Corporation did not grant any stock options under the 2000 Stock Option Plan to the individuals named in the Summary Compensation Table during the fiscal year ended September 30, 2006.

Option Exercise And Fiscal Year End Option Value Table

         The following table shows stock option exercises by the individuals named in the Summary Compensation Table during the fiscal year ended September 30, 2006. In addition, this table includes the number of shares covered by both exercisable and non-exercisable options as of September 30, 2006. Also reported are the values for "in-the-money" options, which represent the positive spread between the exercise price of any such existing options and the year-end price of Coastal Financial's common stock. The table reflects adjustments for 10% stock dividend paid on September 29, 2006.

==============================================================================================================
                                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
--------------------------------------------------------------------------------------------------------------
                                                                                           Dollar Value of
                                                                    Number of                Unexercised
                                                                   Unexercised               In-the-Money
                            Number of                               Options at                Options at
                              Shares                                  FY-End                    FY-End
                             Acquired           Dollar
                                on              Value              Exercisable/              Exercisable/
          Name               Exercise        Realized ($)         Unexercisable            Unexercisable ($)
--------------------------------------------------------------------------------------------------------------
Michael C. Gerald             19,943           200,518            427,226/5,971           2,488,948/47,351

Jimmy R. Graham               46,870           511,179            265,506/4,870           1,430,150/38,620

Jerry L. Rexroad              45,561           435,200            259,898/4,870           1,408,237/38,620

Phillip G. Stalvey            24,200           186,279            263,619/4,870           1,448,553/38,620

Steven J. Sherry              13,310           138,393            160,007/4,870             569,177/38,620


==============================================================================================================

Employment Agreements

         Coastal Federal Bank and the Corporation entered into employment agreements with Messrs. Gerald, Graham, Rexroad, Sherry and Stalvey effective as of October 24, 2005. The agreements with Messrs. Gerald, Rexroad and Stalvey have a term of three years and the agreements with Messrs. Graham and Sherry have a one-year term. The agreements are renewed automatically on a daily basis for an additional day beyond their current expiration dates, unless one of the parties gives at least sixty days' notice of non-renewal. The agreements provide for annual base salaries of $288,750 for Mr. Gerald, $168,000 for Mr. Graham, $227,850 for Mr. Rexroad, $176,925 for Mr. Sherry, and $211,000 for Mr. Stalvey.

         The agreements address certain payments to be made upon an executive's death, disability, retirement, voluntary termination or termination with just cause (as defined in the agreement). Upon an executive's death, his estate receives any compensation due him through the last day of the calendar month of his death. If the executive becomes disabled for more than one hundred eighty days, he will continue to receive seventy-five percent of his monthly base salary through the earliest of the date of his death, his sixty-fifth birthday or the third anniversary of his termination date (first anniversary of termination for Messrs. Graham and Sherry). Upon retirement or other voluntary termination of employment, the executive receives any compensation and vested employee benefits payable through his termination date. If the Corporation or Coastal Federal Bank terminates the executive's employment for just cause, the executive receives no further compensation or benefits following his termination date.

         The executives also receive payments upon a termination by the Corporation or Coastal Federal Bank without just cause or upon a voluntary termination without good reason. Good reason, as defined under the agreement, includes the following: a material reduction in responsibility or authority or a change in reporting relationship; assignment of duties inconsistent with the executive's skills and experience; a reduction in salary or benefits (other than a general reduction affecting all benefit plan participants) or, following a change in control, a reduction in salary or benefits from those provided prior to the change in control; a termination of incentive and benefit plans resulting in a material reduction in their aggregate value to the executive or the required relocation of the executive's principal business office or place of residence by more than 35 miles from their current locations. Good reason for termination also includes a voluntary termination of employment for any reason during the period beginning three months prior to a change in control and ending twelve months after a change in control. Upon termination without just cause or with good reason, the executive receives base salary and cash bonus, continued employer contributions under employee benefit plans and health and welfare benefits for the remaining term of the agreement.

         The executives receive a change in control benefit under their agreements if they are terminated without just cause or voluntarily terminate employment with good reason during the period beginning three months prior to a change in control and ending twelve months after a change in control. The change in control benefit equals three times (one time in the case of Messrs. Graham and Sherry) the sum of the executive's current base salary and his highest cash bonus paid or accrued during the three fiscal years preceding the change in control. The executives also receive continued employer contributions to employee benefit plans and continued health and welfare coverage for a period of thirty-six months (twelve months in the case of Messrs. Graham and Sherry) following termination of employment in connection with a change in control.

         The Corporation and Coastal Federal Bank have agreed to provide a tax "gross-up" payment to indemnify the executives in the event any change in control payments they receive under the agreements are subject to the excise tax imposed by Section 4999 of the Internal Revenue Code on excess parachute payments, as determined pursuant to Section 280G of the Internal Revenue Code. The Corporation and Coastal Federal Bank have also agreed to provide standard legal indemnification and liability insurance, in accordance with applicable laws and regulations.

         For a period of one year following a termination of employment without just cause or with good reason in the ordinary course of business, the executives agree not to serve as officers, directors or employees of competing financial institutions or interfere with the Corporation's or Coastal Federal Bank's existing employment relationships.

         Notwithstanding anything to the contrary set forth in any of the Corporation's previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings, including this proxy statement, in whole or in part, the following Report of the Compensation and Benefits Committee, the Stock Performance Graph and the Audit Committee Report shall not be incorporated by reference into any such filings.

         Report of the Compensation and Benefits Committee. The Compensation and Benefits Committee of the Board of Directors of the Corporation is responsible for establishing, implementing and monitoring all compensation policies of the Corporation and its primary operating subsidiary, Coastal Federal Bank. The Compensation and Benefits Committee is also responsible for evaluating the performance of the Chief Executive Officer of the Corporation and recommending appropriate compensation levels. The Chief Executive Officer evaluates the performance of executive officers of the Corporation and recommends individual compensation levels to the Compensation and Benefits Committee.

         The Compensation and Benefits Committee believes that a compensation plan for executive officers, including the Chief Executive Officer, should take into account management skills, long-term performance results and Shareholder returns. Compensation policies must be maintained to promote: 1) the attraction and retention of highly qualified executives; 2) motivation of executives that is related to the performance of the individual and the Corporation; 3) current and long-term performance; and 4) a financial interest in the success of the Corporation similar to the interest of its Shareholders.

         The Corporation's current compensation plan involves a combination of salary and bonus to reward short-term performance and grants of stock options to encourage long-term performance. The salary levels of the executive officers, including the Chief Executive Officer, are designed to be competitive within the financial services industry. Compensation surveys are utilized to determine appropriate salary adjustments.

         A 401(k) plan, in which all executive officers, including the Chief Executive Officer, and Associates of Coastal Financial may participate, has been designed to align their interest with those of the Shareholders of the Corporation. Matching contributions to the 401(k) plan are paid based upon the attainment of established levels of the Corporation's return on average Shareholders' equity.

         The Corporation's Executive Bonus Plan, which includes the Chief Executive Officer, provides for the payment of a bonus on a graduated scale if the Corporation's consolidated return on average equity, excluding accumulated unrealized gains or losses on the securities portfolio, equals or exceeds 13.5%. Non-recurring items and non-operational items, such as gain (losses) on investments securities and early prepayment penalties on Federal Home Loan Bank advances, as determined by the Corporation's Board of Directors, are excluded from net income in computing the Corporation's return on average Stockholders' equity ("Return on Equity"). The Corporation's Return on Equity, adjusted as discussed above, in fiscal 2006 was 18.07%. This compares to a Return on Equity, adjusted as discussed above, in fiscal 2005 of 19.16%. The Executive Bonus Plan escalates upon the attainment of higher levels of Return on Equity.

         Stock options are the Corporation's primary long-term compensation program designed to reward the Chief Executive Officer and executives performance consistent with performance that benefits Shareholders. Awards of stock options are intended to provide the Chief Executive Officer and other executives with increased motivation and incentive to exert their best effort on behalf of the Corporation by enlarging their personal stake in its success through the opportunity to increase their stock ownership in the Corporation. Options issued to the Chief Executive Officer and other executives are at a price equal to the closing price of the Corporation's stock on the date of grant in order to ensure that any value derived from the grant is realized by Shareholders generally. The amount of options granted to the Chief Executive Officer and to each other Executive Officer is based upon the Corporation's performance, the Officer's performance and relative responsibilities within the Corporation.

         Compensation of the Chief Executive Officer. During the fiscal year ended September 30, 2006, the base compensation of Michael C. Gerald, President and Chief Executive Officer of the Corporation, was $275,000. In addition, he received a performance bonus, based on the above referenced criteria, of $172,333 and other compensation totaling $26,130 as set forth in the Summary Compensation Table appearing earlier in this proxy statement. This resulted in total compensation of $473,463. The Compensation and Benefits Committee believes that Mr. Gerald's compensation is appropriate based upon his performance in managing the Corporation and the Corporation's financial performance during the 2006 fiscal year.


The Compensation and        J. T. Clemmons - Chairman
--------------------
Benefits Committee          James P. Creel                    James H. Dusenbury
------------------

         Compensation Committee Interlocks and Insider Participation. There are no interlocks or insider participation with respect to the Compensation and Benefits Committee of the Board of Directors of the Corporation.

Performance Graph. The following graph compares the Corporation's cumulative Shareholder return on its common stock with the return on the Nasdaq Composite Index and a peer group, the Nasdaq Bank Index. All cumulative returns assume the investment of $100 in each of the Corporation's Shares of common stock, the Nasdaq Bank Index and the Nasdaq Composite Index on September 30, 2001.

                                [GRAPH OMITTED]


                                 9/30/2001   9/30/2002   9/30/2003  9/30/2004   9/30/2005    9/30/2006
Corporation                       $ 100.00    $ 137.59   $ 172.15    $ 215.25    $ 246.21    $ 250.01
NASDAQ Bank Index                 $ 100.00    $ 105.71   $ 123.01    $ 143.57    $ 150.02    $ 163.97
NASDAQ Composite Index            $ 100.00    $  78.77   $ 120.00    $ 127.48    $ 145.50    $ 153.45


--------------------------------------------------------------------------------

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

--------------------------------------------------------------------------------

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Corporation's executive officers and directors, and persons who own more than 10% of any registered class of the Corporation's equity securities, to file reports of ownership and changes in ownership with the Securities Exchange Commission. Executive officers, directors and greater than 10% Shareholders are required by regulation to furnish the Corporation with copies of all Section 16(a) reports they file.

         Based solely on its review of the copies of the reports it has received and written representation provided to the Corporation from the individuals required to file the reports, the Corporation believes that each of the Corporation's executive officers and directors has complied with applicable reporting requirements for transactions in Coastal Financial common stock during the fiscal year ended September 30, 2006.

-------------------------------------------------------------------------------

                          TRANSACTIONS WITH MANAGEMENT

--------------------------------------------------------------------------------

         The Sarbanes-Oxley Act of 2002 generally prohibits loans by the Corporation to its executive officers and directors. However, the Sarbanes-Oxley Act contains a specific exemption from such prohibition for loans by Coastal Federal Bank to its executive officers and directors in compliance with federal banking regulations. Federal regulations require that all loans or extensions of credit to executive officers and directors of insured financial institutions must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, except for loans made pursuant to programs generally available to all employees, and must not involve more than the normal risk of repayment or present other unfavorable features. Coastal Federal Bank is therefore prohibited from making any new loans or extensions of credit to executive officers and directors at different rates or terms than those offered to the general public, except for loans made pursuant to programs generally available to all employees, and has adopted a policy to this effect. In addition, loans made to a director or executive officer in an amount that, when aggregated with the amount of all other loans to such person and his or her related interests, are in excess of the greater of $25,000 or 5% of the institution's capital and surplus (up to a maximum of $500,000) must be approved in advance by a majority of the disinterested members of the Board of Directors.

--------------------------------------------------------------------------------

         PROPOSAL 2 - APPROVAL OF THE COASTAL FINANCIAL CORPORATION 2007
                              EQUITY INCENTIVE PLAN

--------------------------------------------------------------------------------

         On November 22, 2006, our Board of Directors adopted, subject to stockholder approval at the annual meeting, the Coastal Financial Corporation 2007 Equity Incentive Plan (the "2007 Plan"). The Plan will become effective as of the date it is approved by our Shareholders.

         Our Board of Directors has determined that the ability to provide key personnel and outside directors with equity-based compensation is an important element of our overall compensation strategy and that equity-based compensation will allow us to attract and retain qualified directors, officers and employees. As of November 22, 2006 104,895 shares remain available for the grant of options under our existing stock plans. Accordingly, and subject to adjustment as provided in the 2007 Plan, the maximum number of shares that we may issue pursuant to awards granted under the 2007 Plan is one million one hundred thousand (1,100,000). The Board of Directors believes that the additional shares authorized by the 2007 Plan are needed to ensure the continued availability of equity-based compensation.

         The essential features of the 2007 Plan are summarized below. This summary does not purport to be a complete description of all the provisions of the 2007 Plan. A copy of the 2007 Plan is attached to this Proxy Statement as Appendix B and is incorporated herein by reference. The following summary of the 2007 Plan is qualified in its entirety by reference to Appendix B.

Summary of the Plan

         Purpose. The purpose of the 2007 Plan is to encourage and enable selected employees, outside directors and independent contractors to acquire or increase their holdings of common stock and other proprietary interests in the Corporation in order to promote a closer identification of their interests with the interests of our stockholders, thereby further stimulating their efforts to enhance our efficiency, soundness, profitability, growth and stockholder value.

         Eligibility. All employees, outside directors and selected independent contractors are eligible to participate in the 2007 Plan.

         Administration. The 2007 Plan will be administered by the Compensation Committee of our Board of Directors. The committee will have the authority to: designate participants; determine the type or types of awards to be granted to each participant and the number, terms and conditions thereof; establish, adopt or revise any rules and regulations it deems advisable to administer the 2007 Plan; and make all other decisions and determinations that may be required under the 2007 Plan. All decisions made by the committee shall be made in the sole discretion of the committee and will be binding on the Corporation and the 2007 Plan participants.

         Shares Available for Awards/Limitations on Awards. Subject to adjustment as provided in the 2007 Plan, the maximum aggregate number of shares of Company common stock available for issuance pursuant to awards granted under the 2007 Plan is one million one hundred thousand (1,100,000).

         The maximum number of shares of Company common stock that we may issue under the 2007 Plan pursuant to the grant of incentive stock options is one million (1,000,000). The maximum number of shares that we may issue under the 2007 Plan as restricted stock awards is one hundred thousand (100,000). In addition, no participant whose compensation may be subject to the limitations on deductibility under Internal Revenue Code Section 162(m) (See "Certain Federal Tax Effects," below) may receive awards valued at more than one million dollars in any one fiscal year.

         The following will not reduce the remaining shares available for issuance pursuant to awards under the 2007 Plan: (i) dividends, (ii) any shares subject to an award under the 2007 Plan that is forfeited, cancelled, terminated, expires or lapses for any reason and (iii) shares subject to an award that we repurchase or reacquire.

         Permissible Awards. We may grant incentive stock options, nonqualified stock options and restricted stock awards under the 2007 Plan.

         Options. Incentive and nonqualified stock options granted under the 2007 Plan are exercisable for shares of common stock. Incentive stock options may only be granted to our employees. The committee will determine the option price at which a participant may exercise an option, and the option price must be no less than 100% of the fair market value per share of our common stock on the date of grant, or 110% of the fair market value with respect to incentive stock options granted to an employee who owns stock representing more than 10% of the total voting power of all classes of our stock.

         Unless an individual award agreement provides otherwise, a participant may pay the option exercise price in the form of cash or cash equivalent. In addition, if applicable laws, rules and regulations permit, the committee may permit a participant to make payment:

            o by delivery of shares of common stock by the participant, if acceptable to the committee;

            o  by means of shares of common stock withheld upon exercise;

            o by delivery of written notice of exercise to the corporate secretary of the Corporation and irrevocable instructions to a broker to deliver to the Corporation the funds to pay the option price;

            o by such other payment methods as the committee may approve and which are acceptable under applicable law; or

            o  by any combination of the above payment methods.

         At the time of the option grant, the committee will determine the term and conditions of the option, the period or periods during which a participant may exercise an option and the option term (which may not exceed 10 years for incentive and non-qualified stock options, or five years for incentive stock options issued to an employee who owns stock that possesses more than 10% of the total combined voting power of all classes of our stock). Options are also subject to certain restrictions on exercise if the participant terminates employment or service. The committee also may establish other terms and conditions related to options.

         Restricted Stock Awards. Subject to the limitations of the 2007 Plan, the committee may, in its sole discretion, grant restricted stock awards to eligible individuals in such numbers, upon such terms and at such times as the committee shall determine. Restricted stock awards may be subject to certain conditions, which must be met in order for the restricted stock award to vest and no longer be subject to forfeiture. Restricted stock awards are payable in shares of common stock, in accordance with the terms of the 2007 Plan and the committee's discretion.

         The committee has authority to determine the nature, length and starting date of the vesting period during which a participant may earn a restricted stock award and will determine the conditions that must be met in order for a restricted stock award to vest. These conditions may include: (i) attainment of performance objectives; (ii) continued service or employment for a certain period of time or a combination of attainment of performance objectives and continued service; (iii) retirement; (iv) disability; (v) death; or (vi) any combination of the preceding conditions. Subject to the terms of the 2007 Plan and the requirements of Internal Revenue Code Section 409A, the committee may accelerate the vesting date of a particular restricted stock award, without any obligation to accelerate the vesting of any other restricted stock awards. Unless the committee determines otherwise in an individual award agreement, a participant will forfeit unvested restricted stock awards upon termination of employment or service.

         Effect of a Change in Control. Unless the committee provides otherwise in an award agreement, upon a change in control (as defined in the 2007 Plan), outstanding awards granted under the Plan will automatically vest and become fully exercisable and all restrictions on all outstanding awards granted under the Plan will lapse. The committee may provide in a participant's award agreement that all options outstanding as of the change in control will remain exercisable through the expiration of the option term, without regard to the participant's employment or service status. The committee shall also have discretion to determine in individual award agreements that acceleration of outstanding awards due to a change in control shall be subject to the occurrence of both a change in control event and termination of employment or service.

         Adjustments. The plan provides for the automatic proportionate adjustment of the share authorization limits under the plan, and the number of shares subject to each outstanding award, in the event of a stock split, a dividend payable in shares of common stock, or a combination or consolidation of the common stock into a lesser number of shares. The plan also provides for the proportionate adjustment of the share authorization limits if the Corporation is involved in another corporate transaction or event that affects the common stock, such as an extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination or exchange of shares. In addition, the committee may adjust the plan and outstanding awards as necessary to preserve the benefits or potential benefits of the awards.

         Termination and Amendment. The Board of Directors may, at any time and from time to time, terminate or amend the plan. However, the 2007 Plan requires stockholder approval for any amendment to the 2007 Plan that would materially increase the number of shares of stock issuable under the plan, expand the types of awards provided under the plan, expand the class of participants eligible to participate in the plan, extend the term of the plan or otherwise constitute a material amendment requiring stockholder approval under applicable stock exchange listing requirements, laws, policies or regulations. The Board of Directors may also condition the adoption of a plan amendment on the approval of the Corporation's Shareholders for any other reason. No termination or amendment of the 2007 Plan may adversely affect any award previously granted under the 2007 Plan without the written consent of the participant.

         The committee may amend or terminate outstanding awards; however, such amendments may require the consent of the participant and, unless approved by the Corporation's Shareholders or otherwise permitted by the anti-dilution provisions of the plan, the committee may not reduce, directly or indirectly, the exercise price of an outstanding option or extend the original term of an option.

Certain Federal Tax Effects

         Under current federal laws, in general, recipients of grants of nonqualified stock options and restricted stock awards under the 2007 Plan are taxed upon their actual or constructive receipt of common stock with respect to such awards or grants (i.e., upon exercise of nonqualified stock options and upon vesting of the restricted stock). Subject to Section 162(m) of the Internal Revenue Code and certain reporting requirements, we would receive an income tax deduction with respect to the amount of ordinary income recognized by the participant. Under Sections 421 and 422 of the Internal Revenue Code, recipients of incentive stock options are generally not taxed on their receipt of common stock upon the exercise of incentive stock options, if they hold the common stock for specified minimum holding periods; therefore, we would not receive an income tax deduction unless a participant failed to satisfy the minimum holding periods. Assuming the required holding periods are met, an incentive stock option recipient would recognize a capital gain.

         Internal Revenue Code Section 409A Requirements. The 2007 Plan is intended to comply with Section 409A of the Internal Revenue Code. To the extent that Section 409A is deemed to apply to the 2007 Plan or any award, the 2007 Plan and all awards will, to the extent practicable, be construed in accordance with Section 409A. Section 409A imposes certain requirements on compensation that is deemed to involve deferred compensation. If these requirements are not met, a 2007 Plan participant would recognize ordinary income on the amounts deemed subject to Section 409A in the year of non-compliance. The participant also would be subject to an additional tax of 20 percent on all amounts includible as income and interest charges under Section 409A.

         Performance-Based Compensation--Section 162(m) Requirements. The 2007 Plan is also structured to comply with the requirements imposed by Section 162(m) of the Internal Revenue Code and related regulations in order to preserve, to the extent practicable, our tax deduction for awards made under our 2007 Plan to covered employees. Section 162(m) of the Internal Revenue Code generally denies an employer a deduction for compensation in excess of $1,000,000 paid to covered employees of a publicly held corporation (generally the named executive officers), unless the compensation is exempt from the $1,000,000 limitation because it is performance-based compensation.

         Section 83(b) Elections. Participants may elect, under Section 83(b) of the Code, within 30 days of a grant of restricted stock, to recognize taxable ordinary income on the date of grant, rather than on the date of vesting. If a participant makes an election under Section 83(b), the holding period will commence on the date of grant, the participant's tax basis will equal the fair market value of the shares on the grant date (determined without regard to restrictions), and the Company will be entitled to a deduction equal to the amount that is taxable as ordinary income to the participant.

Prohibition on Repricing

         Under the 2007 Plan, outstanding stock options cannot be repriced, directly or indirectly, without the prior consent of the Corporation's Shareholders. We acknowledge that the following actions are considered to be indirect repricing, and therefore, would require the prior consent of our stockholders:

            o The exchange of an underwater option (i.e., an option having an exercise price in excess of the current market value of the underlying stock) for another award;
            o  Canceling options and granting lower priced options;
            o Canceling options and replacing the canceled awards with a full-value award; and
            o  Cashing out an option.

New Benefits to Named Executive Officers and Others

         As of the date of this proxy statement, no awards have been granted under the 2007 Plan. The committee will have sole discretion regarding awards to be made under the 2007 Plan. Therefore, we cannot presently determine the benefits or amounts that will be received by any individual or group pursuant to the 2007 Plan in the future, or the benefits or amounts that would have been received by any individuals or groups for the last completed fiscal year if the 2007 Plan had been in effect.


THE BOARD RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE APPROVAL OF THE 2007 EQUITY INCENTIVE PLAN.

--------------------------------------------------------------------------------

                             AUDIT COMMITTEE REPORT

--------------------------------------------------------------------------------

         The Audit Committee of the Corporation's Board of Directors is comprised of four directors and operates under a written charter adopted by the Board of Directors. The Board of Directors has determined that each Audit Committee member is independent in accordance with the listing standards of the NASDAQ Stock Market, Inc.

         The Corporation's management is responsible for the preparation and presentation of the Corporation's consolidated financial statements, its overall financial reporting process and for maintaining appropriate internal controls and procedures that provide for compliance with accounting standards. The independent registered public accounting firm is responsible for performing an independent audit of the Corporation's consolidated financial statements and issuing an opinion on the conformity of those financial statements with United States generally accepted accounting principles and annually auditing management's assessment of the effectiveness of internal controls over financial reporting. The Audit Committee oversees the Corporation's internal control over financial reporting on behalf of the Board of Directors.

         In this context, the Audit Committee has met and held discussions with management and the independent registered public accounting firm. Management has represented to the Audit Committee that the Corporation's consolidated financial statements were prepared in accordance with generally accepted accounting principles and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent registered public accounting firm. The Audit Committee has discussed with the independent registered public accounting firm matters required to be discussed by Statement on Auditing Standards No. 61 (Communication With Audit Committees), including the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements.

         In addition, the Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by the Independence Standards Board Standard No. 1 (Independence Discussions With Audit Committees) and has discussed with the independent registered public accounting firm their independence from the Corporation and its management. In concluding that the independent registered public accounting firm is independent, the Audit Committee considered, among other factors, whether the non-audit services provided by the independent registered public accounting firm were compatible with its independence.

         The Audit Committee discussed with the Corporation's independent registered public accounting firm the overall scope and plans for their audit. The Audit Committee meets with the independent registered public accounting firm, with and without management present, to discuss the results of their examination, their evaluation of the Corporation's internal control over financial reporting, and the overall quality of the Corporation's financial reporting process.

         In performing all of these functions, the Audit Committee acts only in an oversight capacity. In its oversight role, the Audit Committee relies on the work and assurances of the Corporation's management, which has the primary responsibility for financial statements and reports, and of the independent registered public accounting firm who, in their report, express an opinion on the conformity of the Corporation's financial statements to United States generally accepted accounting principles. The Audit Committee's oversight does not provide it with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal control over financial reporting designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions with management and the independent registered public accounting firm do not assure that the Corporation's financial statements are presented in accordance with generally accepted accounting principles, that the audit of the Corporation's financial statements has been carried out in accordance with the standards of the Public Company Accounting Oversight Board (United States) or that the Corporation's independent registered public accounting firm is in fact "independent."

         In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board has approved, that the Corporation's audited consolidated financial statements be included in the Corporation's Annual Report on Form 10-K for the year ended September 30, 2006 for filing with the Securities and Exchange Commission.

         Members of the Audit Committee:

         J. Robert Calliham - Chairman
         James P. Creel
         James H. Dusenbury
         William O. Marsh

--------------------------------------------------------------------------------

                            AUDITING AND RELATED FEES

--------------------------------------------------------------------------------

Independent Registered Public Accounting Firm

         KPMG LLP was the Corporation's independent registered public accounting firm for the 2006 fiscal year. The Audit Committee expects to appoint KPMG LLP to be the Corporation's independent registered public accounting firm for the 2007 fiscal year. A representative of KPMG LLP is expected to be present at the annual meeting to respond to appropriate questions from Shareholders and will have the opportunity to make a statement should he or she desires to do so.

Audit Fees and Non-Audit Fees

         The following table sets forth the fees billed to the Corporation for the fiscal years ended September 30, 2006 and 2005 by KPMG LLP:

                                                     2005        2006
                                                     ----        ----

          Audit fees (1)                           $301,181    $247,500
          Additional fees (2)                             0      13,500
          Tax fees (3)                               34,975      52,170

          (1) Audit fees consisted primarily of audit of the Corporation's annual financial statements, reviews of the financial statements included in the Corporation's quarterly reports on Form 10-Q and for procedures performed related to the Audit of Internal Control over Financial Reporting and of Management's Assessment of Internal Control over Financial Reporting.
          (2) Additional fees billed for procedures performed related to non-routine transactions.
          (3)  Consists of tax filing and tax-related compliance.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

         The Audit Committee is responsible for appointing and overseeing the work of the independent registered public accounting firm and setting the independent registered public accounting firm's compensation. In accordance with its charter, the Audit Committee approves, in advance, all audit and permissible non-audit services to be performed by the independent registered public accounting firm. This approval process is intended to ensure that the independent registered public accounting firm does not provide any non-audit services to the Corporation that are prohibited by law or regulation.

--------------------------------------------------------------------------------

              NOMINATING/CORPORATE GOVERNANCE COMMITTEE PROCEDURES

--------------------------------------------------------------------------------

General

         It is the policy of the Nominating/Corporate Governance Committee of the Board of Directors of the Corporation to consider director candidates recommended by Shareholders who appear to be qualified to serve on the Corporation's Board of Directors. The Nominating/Corporate Governance Committee may choose not to consider an unsolicited recommendation if no vacancy exists on the Board of Directors and the Nominating/Corporate Governance Committee does not perceive a need to increase the size of the Board of Directors. In order to avoid the unnecessary use of the Nominating/Corporate Governance Committee's resources, the Nominating/Corporate

Governance Committee will consider only those director candidates recommended in accordance with the procedures set forth below. The Nominating/Corporate
Governance Committee acts under a written charter adopted by the Board of Directors on June 1, 2004.

Procedures To Be Followed By Shareholders

         To submit a recommendation of a director candidate to the Nominating/Corporate Governance Committee, a Shareholder should submit the following information in writing, addressed to the Chairman of the Nominating/Corporate Governance Committee, care of the Corporate Secretary, at the main office of the Corporation:

         1.    The name of the person recommended as a director candidate;

         2. All information relating to such person that is required to be disclosed in solicitations of proxies for election of directors pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended;

         3. The written consent of the person being recommended as a director candidate to being named in the proxy statement as a nominee and to serving as a director if elected;

         4. As to the Shareholder making the recommendation, the name and address, as they appear on the Corporation's books, of such Shareholder; provided, however, that if the Shareholder is not a registered holder of the Corporation's common stock, the Shareholder should submit his or her name and address along with a current written statement from the record holder of the shares that reflects ownership of the Company's common stock; and

         5. A statement disclosing whether such Shareholder is acting with or on behalf of any other person and, if applicable, the identity of such person.

         In order for a director candidate to be considered for nomination at the company's annual meeting of Shareholders, the recommendation must be received by the Nominating/Corporate Governance Committee at least 120 calendars days prior to the date the Company's proxy statement was released to Shareholders in connection with the previous year's annual meeting, advanced by one year.

Minimum Qualifications

         The Nominating/Corporate Governance Committee has adopted a set of criteria that it considers when it selects individuals to be nominated for election to the Board of Directors. A candidate must meet any qualification requirements set forth in any Board or committee governing documents.

         The Nominating/Corporate Governance Committee will consider the following criteria in selecting nominees; financial, regulatory and business experience; familiarity with and participation in the local community; integrity, honesty and reputation; dedication to the Corporation and its Shareholders; independence; and any other relevant factors, including age, diversity, size of the Board of Directors and regulatory disclosure obligations.

         In addition prior to nominating an existing director for re-election to the Board of Directors, the Nominating/Corporate Governance Committee will consider and review an existing director's Board and committee attendance and performance; length of Board service; experience, skills and contributions that the existing director brings to the Board; and independence.

Process For Identifying and Evaluating Nominees

         The process that the Nominating/Corporate Governance Committee follows when it identifies and evaluates individuals to be nominated for election to the Board of Directors is as follows:

         Identification. For purposes of identifying nominees for the Board of Directors, the Nominating/Corporate Governance Committee relies on personal contacts of the committee members and other members of the Board of Directors, as well as their knowledge of members of the communities served by Coastal Financial. The Nominating/Corporate Governance committee also will consider director candidates recommended by Shareholders in accordance with the policy and procedures set forth above. The Nominating/Corporate Governance Committee has not previously used an independent search firm to identify nominees.

         Evaluation. In evaluating potential nominees, the Nominating/Corporate Governance Committee determines whether the candidate is eligible and qualified for service on the Board of Directors by evaluating the candidate under the selection criteria set forth above. In addition, the Nominating/Corporate Governance Committee will conduct a check of the individual's background and interview the candidate.

--------------------------------------------------------------------------------

      BOARD POLICIES REGARDING SHAREHOLDER COMMUNICATIONS AND ATTENDANCE AT
                                ANNUAL MEETINGS

--------------------------------------------------------------------------------

         The Corporation encourages Shareholder communications to the Board of Directors and/or individual directors. Shareholders who wish to communicate with the Board of Directors or an individual director should send their communication to the care of Susan J. Cooke, Corporate Secretary, Coastal Financial Corporation, 2619 Oak Street, Myrtle Beach, South Carolina 29577. Communications regarding financial or accounting policies should be sent to the attention of the Chairman of the Audit Committee. All other communications should be sent to the attention of the Chairman of the Nominating/Corporate Governance Committee.

         Directors are expected to prepare themselves for and to attend all Board meetings, the Annual Meeting of Shareholders and the meetings of the committees on which they serve, with the understanding that on occasion a director may be unable to attend a meeting. All of the Corporation's directors attended the Corporation's 2006 Annual Meeting of Shareholders.

--------------------------------------------------------------------------------

                      SHAREHOLDER PROPOSALS AND NOMINATIONS

--------------------------------------------------------------------------------

         Proposals that Shareholders seek to have included in the proxy statement for the Corporation's next annual meeting must be received by the Corporation no later than August 20, 2007. If next year's annual meeting is held on a date more than 30 calendar days from January 29, 2008, a Shareholder proposal must be received by a reasonable time before the Corporation begins to print and mail its proxy solicitation for such annual meeting. Any such proposals will be subject to the requirements of the proxy rules adopted by the Securities and Exchange Commission.

         The Company's Bylaws provide that in order for a Shareholder to make nominations for the election of directors or proposals for business to be brought before the annual meeting, a Shareholder must deliver notice of such nominations and/or proposals to the Corporate Secretary not less than 30 nor more than 60 days prior to the date of the annual meeting; provided that if less than 40 days' notice of the annual meeting is given to Shareholders, such notice must be delivered not later than the close of the tenth day following the day on which notice of the annual meeting was mailed to Shareholders. A copy of the Bylaws may be obtained from the Corporation.

--------------------------------------------------------------------------------

                                  MISCELLANEOUS

--------------------------------------------------------------------------------

         The Corporation will pay the cost of this proxy solicitation. The Corporation will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Coastal Financial common stock. In addition to soliciting proxies by mail, directors, officers and regular associates of the Corporation may solicit proxies personally or by telephone. None of these persons will receive additional compensation for these activities.

         The Corporation's Annual Report to Shareholders has been mailed to Shareholders of record as of the close of business on November 30, 2006. Any Shareholder who has not received a copy of the Annual Report may obtain a copy by writing to the Corporate Secretary of the Corporation. The Annual Report is not to be treated as part of the proxy solicitation material or as having been incorporated in this proxy statement by reference.

         If a Shareholder and others who share the Shareholder's address own shares in "street name", the Shareholder's broker or other holder of record may be sending only one Annual Report and Proxy Statement to the Shareholder's address. This practice, known as "householding," is designed to reduce printing and postage costs. However, if a Shareholder residing at such an address wishes to receive a separate Annual Report or Proxy Statement in the future, the Shareholder should contact the broker or other holder of record. If a Shareholder owns shares in

"street name" and is receiving multiple copies of the Annual Report and Proxy Statement, the Shareholder may request householding by contacting its broker or other holder of record.

         A copy of the  Corporation's  Form 10-K,  as filed with the  Securities
Exchange Commission for the fiscal year ended September 30, 2006, may be obtained or viewed on www.coastalfederal.com by clicking on Investor Services.
                       ----------------------
If you do not have access to the Internet, you may also obtain a copy of the Form 10-K (without exhibits) without charge by writing to Susan J. Cooke, Corporate Secretary, Coastal Financial Corporation, 2619 Oak Street, Myrtle Beach, South Carolina 29577.


                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          /s/ Susan J. Cooke

                                          Susan J. Cooke
                                          Corporate Secretary

         Myrtle Beach, South Carolina
         December 18, 2006

Appendix A


                          COASTAL FINANCIAL CORPORATION
                             AUDIT COMMITTEE CHARTER
          REVIEWED & ACCEPTED BY THE AUDIT COMMITTEE - OCTOBER 23, 2006
              ADOPTED BY THE BOARD OF DIRECTORS - OCTOBER 25, 2006

I.       Audit Committee Purpose

         The Audit Committee is appointed by the Board of Directors to assist in
         fulfilling  its  oversight  responsibilities.   The  Audit  Committee's
         primary responsibilities are to:

         o Monitor the integrity of the Company's financial reporting system of internal controls and disclosure procedures regarding finance, accounting, and legal and regulatory compliance.

         o  Monitor  the   independence   and   performance   of  the  Company's
            independent registered public accountants and the Internal Audit Group.

         o Monitor the Company's auditing, accounting and financial reporting processes.

         o Serve as an avenue of communication among the independent registered public accountants, the Executive Resource Group, the Internal Audit Group, and the Board of Directors.

         o Review an annual plan prepared by the Internal Audit Group to review the risk areas of the Company and monitor the Executive Resource Group's competency in controlling such risks.

         o Prepare the report required by the rules of the Securities and Exchange Commission to be included in the Company's annual meeting proxy statement.

         The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and has direct access to the independent registered public accountants, the Internal Audit Group, and anyone else in the organization. The Audit Committee has the ability to retain, at the Company's expense, special legal, accounting, or other consultants or experts it deems necessary or appropriate in the performance of its responsibilities.

II.      Audit Committee Composition and Meetings

         The Audit Committee will be comprised of three or more directors. Audit Committee members, and the Audit Committee Chairman, shall be appointed by the Board on the recommendation of the Nominating/Corporate Governance Committee on an annual basis. Members shall serve until their successors are duly appointed. The full Board of Directors shall appoint the Audit Committee Chairman or, if it fails to do so, the Committee members shall elect the Audit Committee Chairman. Each Audit Committee member shall satisfy the definition of independent director as defined in the qualitative listing requirements for Nasdaq Stock Market, Inc. issuers and the applicable SEC rules and regulations. All members of the Audit Committee must be financially literate at time of appointment meaning they must have the ability to read and understand fundamental financial statements, including the Company's balance sheet, income statement and cash flow statement. In addition, at least one member of the Audit Committee shall have past employment in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

         The Audit Committee shall meet at least four times annually, or more frequently as circumstances dictate. When the Audit Committee has an odd number of appointed members, a quorum of the Audit Committee shall be declared when a majority of its appointed members are in attendance. When the Audit Committee has an even number of appointed members, a quorum of the Audit Committee shall be declared when one-half of the appointed members are in attendance. The Audit Committee Chairman shall approve an agenda, which shall be consistent with this charter, in advance of each meeting. The Audit Committee shall meet privately in executive session at least annually with the Chief Executive Officer
         (CEO) and the Chief Financial Officer (CFO), the independent registered public accountants, and as a committee to discuss any matters that the Audit Committee believes should be discussed. The Audit Committee shall meet privately with the Internal Audit Group Leader at each meeting, or the Audit Committee Chairman shall meet with the Internal Audit Group Leader at least quarterly. The Audit Committee may ask members of Leadership or others to attend meetings and provide pertinent information as necessary. The Audit Committee shall meet with independent registered public accountants and Senior Officers (CEO and CFO) at least quarterly to review the Company's financial statements. In meetings attended by the independent registered public accountants or by regulatory examiners, a portion of the meeting will be reserved for the Audit Committee to meet in closed session with these parties.

III.     Responsibilities

         Audit Committee Review Procedures

         1. The Audit Committee shall review and assess the adequacy of this Charter at least annually. The charter shall be submitted to the Board of Directors for approval and the document shall be published in the Company's annual proxy statement at least every three years in accordance with SEC regulations.

         2. The Audit Committee shall review the Company's annual audited financial statements prior to filing or distribution. The review should include discussion with the CEO, CFO and independent registered public accountants of significant issues and/or changes regarding accounting principles, practices, and judgments.

         3. At least annually, the Audit Committee shall, in consultation with the CEO, CFO, the independent registered public accountants, and the Internal Audit Group Leader:

               o Consider the integrity of the Company's financial reporting processes and controls.

               o Discuss significant financial risk exposures and the steps Leadership has taken to monitor, control, and report such exposures.

               o Review significant concerns of the independent registered public accountants and the Internal Audit Group Leader, together with Leadership's responses, including the status of previous recommendations.

               o Discuss any significant changes to the Company's accounting principles and any items required to be communicated by the independent registered public accountants in accordance with SAS 61. Items to be communicated include:

                    |_|  The   independent    registered   public   accountant's
                         responsibility   under  Generally   Accepted   Auditing
                         Standards;

                    |_|  Significant accounting policies;

                    |_|  Leadership judgments and accounting estimates;

                    |_|  Other  information  in  documents   containing  audited
                         financial statements;

                    |_|  Disagreements with Leadership;

                    |_|  Consultation with other accountants by Leadership.


         Independent Registered Public Accountants
         -----------------------------------------

         4. The Audit Committee shall review the independence and performance of the independent registered public accountants. The Audit Committee shall be directly responsible for the appointment, compensation, retention and oversight of the work of the independent registered public accountants (including resolution of disagreements between the Executive Resource Group and the independent registered public accountants regarding financial reporting) for the purpose of preparing or issuing an audit report or related work, and the independent registered public accountants shall report directly to the Audit Committee.

         5. The Audit Committee shall review and approve, in advance, requests for all engagements to be performed by the independent registered public accounting firm. The Audit Committee shall ensure that the independent registered public accountants do not provide any non-audit services to the Company that are prohibited by law or regulation, including: bookkeeping or other services related to the accounting records or financial statements of the Company; financial information systems design and implementation; appraisal or valuation services, fairness opinions, or contribution-in-kind reports; actuarial services; internal audit outsourcing services; management functions or human resources; broker or dealer, investment adviser, or investment banking services; legal services; and expert services unrelated to the audit.

         6. On an annual basis, the Audit Committee shall review and discuss with the independent registered public accountants all relationships that their organization has with the Company or any of its Directors or Principal Executive Officers that could impair the independent registered public accountants' independence or create an appearance of a conflict. The Audit Committee shall receive from the independent registered public accountants a formal written statement delineating all such relationships, consistent with Independence Standards Board Standard 1, and shall engage in active dialogue with the independent registered public accountants with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent registered public accountants. The Audit Committee shall take appropriate action to oversee the independence of the independent registered public accountants.

         7.    Determine  that the Company has  established  clear  policies for
               hiring   employees  or  former   employees  of  the   independent
               registered public accountants.

         8. The Audit Committee shall review the independent registered public accountants' audit plan and discuss with the independent registered public accountants the audit scope, qualifications of the independent registered public accountants' staffing for the engagement, reliance upon Leadership and internal audit, and the general audit approach. The Audit Committee should review the independent registered public accountants' audit plan to see that it is sufficiently detailed and covers any significant areas of concern that the Audit Committee may have.

         9. The Audit Committee shall engage the independent registered public accountants to conduct limited quarterly reviews of interim financial information in accordance with SAS 100 or its successor and the independent registered public accountants will discuss the results of their review with the Audit Committee, or at least the Audit Committee Chairman.

         10. Prior to releasing the Company's annual report to Shareholders, the Audit Committee shall:

               o Discuss the results of the audit with the independent registered public accountants and ensure that the independent registered public accountants discuss with the Audit Committee their judgment about the quality, not just the acceptability, of the Company's accounting principles as applied in the financial statements. Inquire about changes to the audit plan, restrictions on scope of activities, and observations of control weaknesses.

               o Discuss with the CEO, CFO, Internal Audit Group Leader and the independent registered public accountants the quality of the accounting principles and underlying estimates used in the preparation of the Company's financial statements.

               o Discuss with the independent registered public accountants the clarity of the financial disclosure practices used or proposed by the Company.

               o Inquire as to the independent registered public accountants' views about whether Leadership's choices of accounting principles appear reasonable from the perspective of income, asset and liability recognition, and whether those principles are common practices or are minority practices.

               o Discuss with the independent registered public accountants all material alternative accounting treatments of financial information with GAAP that have been discussed with the Company's Leadership, including the ramifications of the use of such alternative treatments and disclosures and the treatment preferred by the independent registered public accountants.

               o Discuss with the independent registered public accountants other material written communications between the independent registered public accountants and the Company's Senior Officers.

               o Discuss any important conclusions concerning the year-end audit well in advance of the public release of the annual audited financial statements.

         11. Arrange for the independent registered public accountants to be available to the full Board of Directors at least annually to discuss the results of the annual audit and the financial statements that are a part of the annual report to Shareholders.

Internal Audit Group
--------------------

         12. The Audit Committee shall annually review the budget and the annual audit plan of the Internal Audit Group.

         13. The Audit Committee shall periodically review changes in the budget and the annual audit plan, and the activities, organizational structure and qualifications of the Internal Audit Group.

         14. The Internal Audit Group Leader shall communicate regularly with the CEO, but have a direct reporting responsibility to the Audit Committee Chairman. If the Internal Audit Group identifies significant issues relative to the overall Board of Directors responsibility that have been communicated to the Company's Leadership but, in their judgment, have not been adequately addressed, they shall communicate these issues to the Audit Committee, and the Audit Committee shall inform the full Board of Directors, if after its consideration, the Audit Committee concurs with the judgment of the Internal Audit Group.

         15. The Audit Committee shall review the appointment, performance, compensation, and replacement of the Internal Audit Group Leader and any external independent audit group providing internal audit services.

         16. The Audit Committee shall review reports presented by the Internal Audit Group, together with Leadership's response and follow-up to these reports.

         17. The Audit Committee shall receive periodic regulatory compliance reports from the Compliance Officer on the Company's compliance with all applicable laws, rules and regulations.

         18. The Audit Committee shall receive Suspicious Activity Reports filed by Coastal Federal Bank. The Audit Committee shall report this information to the Board of Directors at the next regularly scheduled meeting of the Board.

         19. The Audit Committee shall have in place procedures for 1) receiving, retaining and treating complaints regarding accounting, internal accounting controls, or auditing matters, and 2) the confidential, anonymous submission by Associates of concerns regarding questionable accounting or auditing matters.


Other Audit Committee Responsibilities
--------------------------------------

         20. The Audit Committee shall annually prepare a report to Shareholders as required by the Securities and Exchange Commission. The report must be included in the Company's annual proxy statement, and should indicate that the Audit Committee has accomplished the following:

                             o Reviewed and discussed the audited financial statements with the Senior Officers;

                             o Discussed with the independent registered public accountants the matters required to be discussed by SAS 61; and

                             o Received certain disclosures from the independent registered public accountants regarding their independence as required by the Independence Standards Board (ISB).

                             o Discussed with the independent registered public accountants their independence; and

                             o Based on the review and discussion of the audited financial statements with the Senior Officers and the independent registered public accountants, has recommended to the full Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K.

         21. The report appearing in the proxy statement shall avail itself of the safe harbors in paragraph (c) of Item 306 of Regulation S-K and paragraph (e)(v) of Schedule 14A under the Securities Exchange Act of 1934, as amended (Exchange Act) unless the full Board of Directors has determined, after being fully informed, that the report, or any portion thereof, be treated as "soliciting material" or "filed" under Regulation 14A or 14C or be incorporated into a document filed under the Securities Act of 1933, as amended, or the Exchange Act.

         22. The Company shall also disclose in its proxy statement the independence of the Audit Committee.

         23. The Audit Committee shall be authorized to retain independent counsel and other advisors, as it deems necessary to carry out its duties and to assist it in the conduct of any investigation, and be provided by the Company with appropriate funding as determined by the Audit Committee for payment of compensation to the independent registered public accountants for preparing or issuing an audit report or performing other audit, review or attest services for the Company, payment of compensation to any other advisors, and payment of ordinary administrative expenses that are necessary or appropriate in carrying out the Audit Committee's duties.

         24. The Audit Committee shall maintain minutes of meetings and submit a report to the full Board at a regularly scheduled meeting of the full Board. The Audit Committee may elect not to maintain minutes when it meets in executive session.

         25.   Review   and    approve   all    "related-party    transactions".
               Related-party transactions shall refer to transactions required to be disclosed pursuant to SEC Regulation S-K, item 404.

         26. The Audit Committee shall perform any other activities consistent with this Charter, the Company's by-laws, and governing law, as the Audit Committee or the Board deems necessary or appropriate.

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and in accordance with generally accepted accounting principles. This is the responsibility of Leadership and the independent registered public accountants.

Appendix B


                          Coastal Financial Corporation
                           2007 Equity Incentive Plan

1.       DEFINITIONS

         In addition to other terms defined herein, the following terms shall have the meanings given below:

         Administrator means the Committee.

         Affiliate means any Subsidiary of the Company, and also includes any other business entity which is controlled by, under common control with or controls the Company; provided, however, that the term "Affiliate" shall be construed in accordance with the registration provisions of applicable federal securities laws and as permitted under Code Section 409A.

         Award means, individually or collectively, a grant under the Plan of an Option (including an Incentive Option or Nonqualified Option) or a Restricted Stock Award.

         Award  Agreement  means  an  agreement  (which  may  be in  written  or electronic form, in the Administrator's discretion, and which includes any amendment or supplement thereto) between the Company and a Participant specifying the terms, conditions and restrictions of an Award granted to the Participant. An Agreement may also state such other terms, conditions and restrictions, including, but not limited to terms, conditions and restrictions applicable to shares or any other benefit underlying an Award, as may be established by the Administrator.

         Board or Board of Directors means the Board of Directors of the Company.

         Cause shall mean termination because of the Participant's personal dishonesty; incompetence; willful misconduct; any breach of fiduciary duty involving personal profit; intentional failure to perform stated duties; willful violation of any law, rule, or regulation (other than traffic violations or similar offenses); or material breach of any provision of this Agreement. The determination of "Cause" shall be made by the Administrator and its determination shall be final and conclusive.

         Change in Control means any of the following:

         For purposes of this Plan, a "Change in Control" shall mean an event deemed to occur if and when (a) an offeror other than the Company purchases shares of the stock of the Company pursuant to a tender or exchange offer for such shares, (b) any person (as such term is used in Sections 13(d) and 14(d)(2) of the Exchange Act) is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing twenty-five percent (25%) or more of the combined voting power of the Company's then outstanding securities, (c) the membership of the board of directors of the Company changes as the result of a contested election, such that individuals who were directors at the beginning of any twenty-four (24) month period (whether commencing before or after the date of adoption of this Plan) do not constitute a majority of the Board at the end of such period, or (d) a plan of reorganization, merger, consolidation, sale of all or substantially all the assets of the Company or similar transaction occurs or is effectuated in which the Company is not the resulting entity; provided, however, that such an event listed above will be deemed to have occurred or to have been effectuated upon the receipt of all required federal regulatory approvals not including the lapse of any statutory waiting periods

         Code means the Internal Revenue Code of 1986, as amended. Any reference herein to a specific Code section shall be deemed to include all related regulations or other guidance with respect to such Code section.

         Committee means (a) with respect to the application of this Plan to Employees, a committee or subcommittee of the Board appointed from time to time by the Board, which committee or subcommittee shall consist of two or more non-employee directors, each of whom shall be (i) a "non-employee director" as defined in Rule 16b-3 under the Exchange Act and (b) with respect to the application of this Plan to non-employee directors, (i) the Board or (ii) a committee or subcommittee (which may differ from the committee or subcommittee established for the grant of Awards to Employees) comprised of two or more "non-employee directors" as defined under Rule 16b-3 of the Exchange Act. To the extent that no Committee exists that has the authority to administer this Plan, the functions of the Committee shall be exercised by the Board. If for any reason the appointed Committee does not meet the requirements of Rule 16b-3, such noncompliance shall not affect the validity of Awards, grants, interpretations or other actions of the Committee.

         Common Stock means the common stock of Coastal Financial Corporation, $0.01 par value.

         Company means Coastal Financial Corporation, a Delaware corporation, together with any successor thereto.

         Covered Employee shall have the meaning given the term in Section 162(m) of the Code.

         Director means a member of the Board of directors of the Company.

         Disability shall, except as may be otherwise determined by the Administrator or required or permitted under Code Section 409A, have the meaning given in any employment agreement, consulting agreement or other similar agreement, if any, to which a Participant is a party, or, if there is no such agreement (or if any such agreement does not address the effect of termination due to disability), "Disability" shall mean the inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death, or which has lasted or can be expected to last for a continuous period of not less than 12 months. The Administrator shall have discretion to determine if a termination due to Disability has occurred.

         Effective  Date means the  effective  date of the Plan,  as provided in
Section 4.

         Employee means any person who is an employee of the Company or any Affiliate (including entities which become Affiliates after the Effective Date of the Plan). For this purpose, an individual shall be considered to be an Employee only if there exists between the individual and the Company or an Affiliate the legal and bona fide relationship of employer and employee (subject to any requirements imposed under Code Section 409A); provided, however, that, with respect to Incentive Options, "Employee" means any person who is considered an employee of the Company or any Affiliate for purposes of Treas. Reg. Section 1.421-1(h) (or any successor provision related thereto).

         Exchange Act means the Securities Exchange Act of 1934, as amended.

         Fair Market Value means, unless otherwise required by any applicable provision of the Code or any regulations issued thereunder, as of any date and except as provided below, the last sales price reported for the Common Stock on the applicable date: (a) as reported on the principal national securities exchange in the United States on which it is then traded; or (b) if not traded on any such national securities exchange, as quoted on an automated quotation system sponsored by the National Association of Securities Dealers, Inc. or if the Common Stock shall not have been reported or quoted on such date, on the first day prior thereto on which the Common Stock was reported or quoted. For purposes of the grant of any Award, the applicable date shall be the trading day immediately prior to the date on which the Award is granted. For purposes of the exercise of any Award, the applicable date shall be the date a notice of exercise is received by the Committee or, if not a day on which the applicable market is open, the next day that it is open.

         Incentive   Option   means  an  Option  that  is   designated   by  the
Administrator as an Incentive Option pursuant to Section 7 and intended to meet the requirements of incentive stock options under Code Section 422.

         Independent Contractor means an independent contractor, consultant or advisor providing services to the Company or an Affiliate.

         Nonemployee Director means a Director who is not an Employee of the Company or an Affiliate.

         Nonqualified Option means an Option granted under Section 7 that does not or is not intended to qualify as an incentive stock option under Code
Section 422.

         Option means a an incentive or nonqualified  stock option granted under
Section 7 that entitles the holder to purchase from the Company a stated number of shares of Common Stock at the price set forth in an Award Agreement.

         Option Period means the term of an Option, as provided in Section 7(d).

         Option Price means the price at which an Option may be exercised, as provided in Section 7(b).

         Participant means an individual employed by, or providing services to, the Company or an Affiliate who satisfies the requirements of Section 6 and is selected by the Administrator to receive an Award under the Plan.

         Plan means this Coastal Financial Corporation 2007 Equity Incentive Plan, as it may be hereafter amended and/or restated.

         Restricted Stock Award means shares of Common Stock awarded to a Participant under Section 8. Shares of Common Stock subject to a Restricted Stock Award shall cease to be restricted when, in accordance with the terms of the Plan and the terms and conditions established by the Administrator, the shares vest and become transferable and free of substantial risks of forfeiture.

         Retirement shall, as applied to any Participant, be as defined in any employment agreement, consulting agreement or other similar agreement, if any, to which the Participant is a party, or, if there is no such agreement (or if any such agreement does address the effect of termination due to retirement), "Retirement" shall mean retirement in accordance with the retirement policies and procedures established by the Company, as determined by the Administrator and, where applicable, in accordance with Code Section 409A.

         Securities Act means the Securities Act of 1933, as amended.

         Subsidiary means a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.

         Termination Date means the date of termination of a Participant's employment or service for any reason, as determined by the Administrator in its discretion.

2.       PURPOSE

         The purpose of the Plan is to encourage and enable selected Employees, Directors and Independent Contractors of the Company and its Affiliates to acquire or to increase their holdings of Common Stock of the Company in order to promote a closer identification of their interests with those of the Company and its stockholders, thereby further stimulating their efforts to enhance the efficiency, soundness, profitability, growth and stockholder value of the Company. This purpose will be carried out through the granting of Awards to selected Employees, Independent Contractors and Directors, including the granting to selected Participants of Options in the form of Incentive Stock Options and Nonqualified Options and Restricted Stock Awards.

3.       ADMINISTRATION OF THE PLAN

         (a) Except as otherwise provided by the Plan, the Plan shall be administered by the Committee. For the purposes of the Plan, the term "Administrator" shall refer to the Committee.

         (b) Subject to the provisions of the Plan, the Administrator shall have full and final authority in its discretion to take any action with respect to the Plan including, without limitation, the authority (i) to determine all matters relating to Awards, including selection of individuals to be granted Awards, the types of Awards, the number of shares of the Common Stock, if any, subject to an Award, and all terms, conditions, restrictions and limitations of an Award; (ii) to prescribe the form or forms of Award Agreements evidencing any Awards granted under the Plan; (iii) to establish, amend and rescind rules and regulations for the administration of the Plan; and (iv) to construe and interpret the Plan, Awards and Award Agreements made under the Plan, to interpret rules and regulations for administering the Plan and to make all other determinations deemed necessary or advisable for administering the Plan. Except to the extent otherwise required under Code Section 409A, (i) the Administrator shall have the authority, in its sole discretion, to accelerate the date that any Award which was not otherwise exercisable, vested or earned shall become exercisable, vested or earned in whole or in part without any obligation to accelerate such date with respect to any other Award granted to any recipient; and (ii) the Administrator also may in its sole discretion modify or extend the terms and conditions for exercise, vesting or earning of an Award. The Administrator may determine that a Participant's rights, payments and/or benefits with respect to an Award (including but not limited to any shares issued or issuable and/or cash paid or payable with respect to an Award) shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. In addition, the Administrator shall have the authority and discretion to establish terms and conditions of Awards (including but not limited to the establishment of subplans) as the Administrator determines to be necessary or appropriate to conform to the applicable requirements or practices of jurisdictions outside of the United States. In addition to action by meeting in accordance with applicable laws, any action of the Administrator with respect to the Plan may be taken by a written instrument signed by all of the members of the Board or Committee, as appropriate, and any such action so taken by written consent shall be as fully effective as if it had been taken by a majority of the members at a meeting duly held and called. No member of the Board or Committee, as applicable, shall be liable while acting as Administrator for any action or determination made in good faith with respect to the Plan, an Award or an Award Agreement. The members of the Board or Committee, as applicable, shall be entitled to indemnification and reimbursement in the manner provided in the Company's certificate of incorporation and bylaws and/or under applicable law.

         (c) Notwithstanding the other provisions of Section 3, the Administrator may delegate to one or more officers of the Company the authority to grant Awards, and to make any or all of the determinations reserved for the Administrator in the Plan and summarized in Section 3(b) with respect to such Awards (subject to any restrictions imposed by applicable laws, rules and regulations and such terms and conditions as may be established by the Administrator); provided, however, that, to the extent required by Section 16 of the Exchange Act or Section 162(m) of the Code, the Participant, at the time of said grant or other determination, (i) is not deemed to be an officer or director of the Company within the meaning of Section 16 of the Exchange Act; and (ii) is not deemed to be a Covered Employee as defined under Section 162(m) of the Code. To the extent that the Administrator has delegated authority to grant Awards pursuant to this Section 3(c) to one or more officers of the Company, references to the Administrator shall include references to such officer or officers, subject, however, to the requirements of the Plan, Rule 16b-3, Section 162(m) of the Code and other applicable laws, rules and regulations.

4.       EFFECTIVE DATE; TERM

         The Effective Date of the Plan shall be the date of shareholder approval of the Plan. Awards may be granted under the Plan on and after the Effective Date, but not after the date that is the tenth anniversary less one day after the Effective Date. Awards that are outstanding at the end of the Plan term or such earlier termination date as may be established by the Board pursuant to Section 12(a) shall continue in accordance with their terms, unless otherwise provided in the Plan or an Award Agreement.

5.       SHARES OF STOCK SUBJECT TO THE PLAN; AWARD LIMITATIONS

         (a) Shares of Stock Subject to the Plan: Subject to adjustments as provided in Section 5(d), the aggregate number of shares of Common Stock that may be issued pursuant to Awards granted under the Plan shall not exceed one million one hundred thousand (1,100,000). Any shares granted as Options shall be counted against this number as one share for every one share granted, regardless of the number of shares that may be issued upon exercise. Shares delivered under the Plan shall be authorized but unissued shares, treasury shares or shares purchased on the open market or by private purchase. The Company hereby reserves sufficient authorized shares of Common Stock to meet the grant of Awards hereunder.

         (b) Award Limitations: Notwithstanding any provision in the Plan to the contrary, the following limitations shall apply to Awards granted under the Plan, in each case subject to adjustments pursuant to Section 5(d):

                  (i) The maximum number of shares of Common Stock that may be issued under the Plan pursuant to the grant of
                           Incentive Options shall not exceed one million (1,000,000) shares; and

                  (ii) The maximum number of shares of Common Stock that may be issued under the Plan pursuant to the grant of Restricted Stock Awards shall not exceed one hundred thousand (100,000) shares.

                  (iii) No officer of the Company or other person whose compensation may be subject to the limitations on deductibility under Section 162(m) of the Code shall be eligible to receive awards pursuant to the Plan in excess of one million dollars ($1,000,000) in any fiscal year.

          (c) Shares Not Subject to Limitations: The following will not be applied to the share limitations of Section 5(a) above: (i) dividends; (ii) any shares subject to an Award under the Plan which Award is forfeited, cancelled, terminated, expired or lapsed for any reason; and (iii) any shares subject to an Award which shares are repurchased or reacquired by the Company.

         (d) Adjustments: If there is any change in the outstanding shares of Common Stock because of a merger, consolidation or reorganization involving the Company or an Affiliate, or if the Board of Directors of the Company declares a stock dividend, stock split distributable in shares of Common Stock, reverse stock split, combination or reclassification of the Common Stock, or if there is a similar change in the capital stock structure of the Company or an Affiliate affecting the Common Stock, the number of shares of Common Stock reserved for issuance under the Plan shall be correspondingly adjusted, and the Administrator shall make such adjustments to Awards and to any provisions of this Plan as the Administrator deems equitable to prevent dilution or enlargement of Awards or as may be otherwise advisable.

6.       ELIGIBILITY

         An Award may be granted only to an individual who satisfies all of the following eligibility requirements on the date the Award is granted:

         (a) The individual is either (i) an Employee, (ii) a Director, or (iii) an Independent Contractor.

         (b) With respect to the grant of Incentive Options, the individual is otherwise eligible to participate under Section 6, is an Employee of the Company and does not own, immediately before the time that the Incentive Option is granted, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company. Notwithstanding the foregoing, an Employee who owns more than 10% of the total combined voting power of the Company may be granted an Incentive Option if the Option Price is at least 110% of the Fair Market Value of the Common Stock, and the Option Period does not exceed five years. For this purpose, an individual will be deemed to own stock which is attributable to him under Section 424(d) of the Code.

         (c) The individual, being otherwise eligible under this Section 6, is selected by the Administrator as an individual to whom an Award shall be granted (as defined above, a "Participant").

7.       OPTIONS.

         (a) Grant of Options: Subject to the limitations of the Plan, the Administrator may in its sole and absolute discretion grant Options to eligible individuals in such numbers, subject to such terms and conditions, and at such times as the Administrator shall determine. Both Incentive Options and
Nonqualified Options may be granted under the Plan, as determined by the Administrator; provided, however, that Incentive Options may only be granted to Employees of the Company or a Subsidiary. To the extent that an Option is designated as an Incentive Option but does not qualify as such under Section 422 of the Code, the Option (or portion thereof) shall be treated as a Nonqualified Option.

         (b) Option Price: The Option Price shall be established by the Administrator and stated in the Award Agreement evidencing the grant of the Option; provided, however, that the Option Price of an Option shall be no less than 100% of the Fair Market Value per share of the Common Stock as determined on the date the Option is granted.

         (c) Date of Grant: An Incentive Option shall be considered to be granted on the date that the Administrator acts to grant the Option. A
Nonqualified Option shall be considered to be granted on the date the Administrator acts to grant the Option.

         (d) Option Period and Limitations on the Right to Exercise Options:

                  (i) The Option Period shall be determined by the Administrator at the time the Option is granted and shall be stated in the Award Agreement, however, except as provided in Section 7(d)(iii)(B) of this Plan, the Option Period shall not extend more than 10 years from the date on which the Option is granted
                           (or five years with respect to Incentive Options granted to an Employee who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, as provided in
                           Section 6(b)). Any Option or portion thereof not exercised before expiration of the Option Period shall terminate. The period or periods during which, and conditions pursuant to which, an Option may become exercisable shall be determined by the Administrator in its discretion, subject to the terms of the Plan.

                  (ii) An Option may be exercised by giving written notice to the Company in form acceptable to the Administrator at such place and subject to such conditions as may be established by the Administrator or its designee. Such notice shall specify the number of shares to be purchased pursuant to an Option and the aggregate purchase price to be paid therefor and shall be accompanied by payment of the purchase price. The total number of shares that may be acquired upon exercise of an Option shall be rounded down to the nearest whole share. Unless an Award Agreement provides otherwise, such payment shall be in the form of cash or cash equivalent; provided that, where permitted by the Administrator and applicable laws, rules and regulations (and subject to such terms and conditions as may be established by the Administrator), payment may also be made:

                           (A) By delivery (by either actual delivery or attestation) of shares of Common Stock owned by the Participant for such time period, if any, as may be determined by the Administrator and otherwise acceptable to the Administrator;

                           (B) By shares of Common Stock withheld upon exercise;

                           (C) By delivery of written notice of exercise to the Company and delivery to a broker of written notice of exercise and irrevocable instructions to promptly deliver to the Company the amount of sale proceeds to pay the Option Price;

                           (D) By such other payment methods as may be approved by the Administrator and which are acceptable under applicable law; or

                           (E)      By any combination of the foregoing methods.

                           Shares   tendered  or  withheld  in  payment  on  the
                           exercise of an Option shall be valued at their Fair Market Value on the date of exercise.

     (iii) Unless the Administrator determines otherwise, no Option granted to a Participant who was an Employee at the time of grant shall be exercised unless the Participant is, at the time of exercise, an Employee as described in Section 6(a), and has been an Employee continuously since the date the Option was granted, subject to the following:

                           (A) The employment relationship of a Participant shall be treated as continuing intact for any period that the Participant is on military or sick leave or other bona fide leave of absence, provided that the period of such leave does not exceed 90 days, or, if longer, as long as the Participant's right to reemployment is guaranteed either by statute or by contract. The employment relationship of a Participant shall also be treated as continuing intact while the Participant is not in active service because of Disability. The Administrator shall have sole authority to determine whether a Participant is disabled and, if applicable, the Participant's Termination Date.

                           (B) Unless the Administrator determines otherwise (subject to any requirements imposed under Code Section 409A), if the employment of a Participant is terminated because of Disability or death, the Option may be exercised only to the extent exercisable on the Participant's Termination Date, except that the Administrator may, in its sole discretion (subject to any requirements imposed under Code Section
                                    409A),  accelerate  the date for  exercising
                                    all or any part of the Option  which was not
                                    otherwise  exercisable  on  the  Termination
                                    Date.  The Option must be  exercised,  if at
                                    all,  prior  to the  close  of the  one-year
                                    period  following the  Termination  Date (or
                                    such  other  period   stated  in  the  Award
                                    Agreement), regardless of the remaining term of the Option Period. Options shall be exercisable by such person or persons as shall have acquired the right to exercise the Option by will or by the laws of intestate succession.

                           (C) Unless the Administrator determines otherwise (subject to any requirements imposed under Code Section 409A), if the employment of the Participant is terminated for any reason other than Disability, death or for "Cause," his Option may be exercised to the extent exercisable on his Termination Date, except that the Administrator may in its sole discretion (subject to any requirements imposed under Code Section
                                    409A) accelerate the date for exercising all
                                    or any  part  of the  Option  which  was not
                                    otherwise  exercisable  on  the  Termination
                                    Date.  The Option must be  exercised,  if at
                                    all,  prior  to the  first  to  occur of the
                                    following,  whichever  shall be  applicable:
                                    (X) the close of the period of three  months
                                    next  succeeding  the  Termination  Date (or
                                    such  other  period   stated  in  the  Award
                                    Agreement);  or (Y) the close of the  Option
                                    Period.  If the  Participant  dies following
                                    such  termination of employment and prior to
                                    the earlier of the dates specified in (X) or
                                    (Y)   of   this    subparagraph   (C),   the
                                    Participant  shall be treated as having died
                                    while   employed  under   subparagraph   (B)
                                    (treating for this purpose the Participant's date of termination of employment as the Termination Date). In the event of the Participant's death, such Option shall be exercisable by such person or persons as shall have acquired the right to exercise the Option by will or by the laws of intestate succession.

                           (D) Unless the Administrator determines otherwise (subject to any requirements imposed under Code Section 409A), if the employment of the Participant is terminated for "Cause," his Option shall lapse and no longer be exercisable as of his Termination Date, as determined by the Administrator.

                           (E) Notwithstanding the foregoing, the Administrator may, in its sole discretion (subject to any requirements imposed under Code Section 409A), accelerate the date for exercising all or any part of an Option which was not otherwise exercisable on the Termination Date, extend the period during which an Option may be exercised, modify the terms and conditions of exercise, or any combination of the foregoing.

                  (iv) Unless the Administrator determines otherwise (subject to any requirements imposed under Code
                           Section 409A), an Option granted to a Participant who was a Director but who was not an Employee at the time of grant may be exercised only to the extent exercisable on the Participant's Termination Date (unless the termination was for Cause), and must be exercised, if at all, prior to the first to occur of the following, as applicable: (X) the close of the period of six months next succeeding the Termination Date (or such other period stated in the Award Agreement); or (Y) the close of the Option Period. If the services of a Participant are terminated for Cause, his Option shall lapse and no longer be exercisable as of the Termination Date, as determined by the Administrator. Notwithstanding the foregoing, the Administrator may, in its sole discretion (subject to any requirements imposed under Code
                           Section 409A), accelerate the date for exercising all or any part of an Option which was not otherwise exercisable on the Termination Date, extend the period during which an Option may be exercised, modify the other terms and conditions to exercise, or any combination of the foregoing.

                  (v) Unless the Administrator determines otherwise (subject to any requirements imposed under Code
                           Section 409A), an Option granted to a Participant who was an Independent Contractor at the time of grant (and who does not thereafter become an Employee, in which case he shall be subject to the provisions of
                           Section 7(d)(iii)) may be exercised only to the extent exercisable on the Participant's Termination Date (unless the termination was for Cause), and must be exercised, if at all, prior to the first to occur of the following, as applicable: (X) the close of the period of three months next succeeding the Termination Date (or such other period stated in the Award Agreement); or (Y) the close of the Option Period. If the services of a Participant are terminated for Cause, his Option shall lapse and no longer be exercisable as of his Termination Date, as determined by the Administrator. Notwithstanding the foregoing, the Administrator may, in its sole discretion (subject to any requirements imposed under Code Section 409A), accelerate the date for exercising all or any part of an Option which was not otherwise exercisable on the Termination Date, extend the period during which an Option may be exercised, modify the other terms and conditions to exercise, or any combination of the foregoing.

         (e) Notice of Disposition: If shares of Common Stock acquired upon exercise of an Incentive Option are disposed of within two years following the date of grant or one year following the transfer of such shares to a Participant upon exercise, the Participant shall, promptly following such disposition, notify the Company in writing of the date and terms of such disposition and provide such other information regarding the disposition as the Administrator may reasonably require.

         (f) Limitation on Incentive Options: In no event shall there first become exercisable by an Employee in any one calendar year Incentive Options granted by the Company or any Parent or Subsidiary with respect to shares having an aggregate Fair Market Value (determined at the time an Incentive Option is granted) greater than $100,000. To the extent that any Incentive Options are first exercisable by a Participant in excess of such limitation, the excess shall be considered a Nonqualified Option.

         (g) Nontransferability: Incentive Options shall not be transferable (including by sale, assignment, pledge or hypothecation) other than by will or the laws of intestate succession or, in the Administrator's discretion, as may otherwise be permitted in accordance with Treas. Reg. Section 1.421-1(b)(2) or any successor provision thereto. Nonqualified Options shall not be transferable (including by sale, assignment, pledge or hypothecation) other than by will or the laws of intestate succession, except as may be permitted by the
Administrator in a manner consistent with the registration provisions of the Securities Act. An Option shall be exercisable during the Participant's lifetime only by him, by his guardian or legal representative or by a transferee in a transfer permitted by this Section 7(g). The designation of a beneficiary in accordance with Section 16(g) does not constitute a transfer.

8.       RESTRICTED STOCK AWARDS

         (a) Grant of Restricted Stock Awards: Subject to the limitations of the Plan, the Administrator may in its sole and absolute discretion grant Restricted Stock Awards in such numbers, upon such terms and at such times as the Administrator shall determine. Restricted Stock Awards may be granted subject to certain conditions, which conditions must be met in order for the Restricted Stock Award to vest and be earned (in whole or in part) and no longer subject to forfeiture. Restricted Stock Awards shall be payable in shares of Common Stock. The Administrator shall determine the nature, length and starting date of the period, if any, during which a Restricted Stock Award may be earned (the "Restriction Period"), and shall determine the conditions which must be met in order for a Restricted Stock Award to be granted or to vest or be earned (in whole or in part), which conditions may include, but are not limited to, attainment of performance objectives, continued service or employment for a certain period of time (or a combination of attainment of performance objectives and continued service), Retirement, Disability, death, or any combination of such conditions. In the case of Restricted Stock Awards based upon performance criteria, or a combination of performance criteria and continued service, the Administrator shall determine the Performance Measures applicable to such Restricted Stock Awards.

         (b) Vesting of Restricted Stock Awards: Subject to the terms of the Plan and Code Section 409A, the Administrator shall have sole authority to determine whether and to what degree Restricted Stock Awards have vested and been earned and are payable and to establish and interpret the terms and conditions of Restricted Stock Awards. The Administrator may (subject to any restrictions imposed under Code Section 409A) accelerate the date that any Restricted Stock Award granted to a Participant shall be deemed to be vested or earned in whole or in part, without any obligation to accelerate such date with respect to other Restricted Stock Awards granted to any Participant.

         (c) Forfeiture of Restricted Stock Awards: Unless the Administrator determines otherwise, if the employment or service of a Participant shall be terminated for any reason and all or any part of a Restricted Stock Award has not vested or been earned pursuant to the terms of the Plan and the individual Award, such Award, to the extent not then vested or earned, shall be forfeited immediately upon such termination and the Participant shall have no further rights with respect thereto.

         (d) Dividend and Voting Rights; Share Certificates: The Administrator shall have sole discretion to determine whether a Participant shall have dividend rights, voting rights or other rights as a stockholder with respect to shares subject to a Restricted Stock Award which has not yet vested or been earned. If the Administrator so determines, a certificate or certificates for shares of Common Stock subject to a Restricted Stock Award may be issued in the name of the Participant as soon as practicable after the Award has been granted; provided, however, that, notwithstanding the foregoing, the Administrator shall have the right to retain custody of certificates evidencing the shares subject to a Restricted Stock Award and to require the Participant to deliver to the Company a stock power, endorsed in blank, with respect to such Award, until such time as the Restricted Stock Award vests (or is forfeited) and is no longer subject to a substantial risk of forfeiture.

         (e) Nontransferability: Unless the Administrator determines otherwise, Restricted Stock Awards that have not vested shall not be transferable (including by sale, assignment, pledge or hypothecation) other than by will or the laws of intestate succession, and the recipient of a Restricted Stock Award shall not sell, transfer, assign, pledge or otherwise encumber shares subject to the Award until the Restriction Period has expired and until all conditions to vesting have been met. The designation of a beneficiary in accordance with
Section 16(g) does not constitute a transfer.

9.       NO RIGHT OR OBLIGATION OF CONTINUED EMPLOYMENT OR SERVICE

         Neither the Plan, the grant of an Award nor any other action related to the Plan shall confer upon the Participant any right to continue in the service of the Company or an Affiliate as an Employee, Director or Independent Contractor or to interfere in any way with the right of the Company or an Affiliate to terminate the Participant's employment or service at any time.

10.      AMENDMENT AND TERMINATION OF THE PLAN

         (a) Amendment and Termination of Plan: The Plan may be amended, altered and/or terminated at any time by the Board; provided, however, that (i) approval of an amendment to the Plan by the stockholders of the Company shall be required to the extent, if any, that stockholder approval of such amendment is required by applicable law, rule or regulation; and (ii) except for adjustments made pursuant to Section 5(d), the Option Price for any outstanding Option may not be decreased after the date of grant, nor may any outstanding Option be surrendered to the Company as consideration for the grant of a new Option with a lower Option Price than the original Option, as the case may be, without stockholder approval of any such action.

         (b) Amendment of Awards: The Administrator may amend, alter or terminate any Award granted under the Plan, prospectively or retroactively, but such amendment, alteration or termination of an Award shall not, without the consent of the recipient of an outstanding Award, materially adversely affect the rights of the recipient with respect to the Award.

         (c) Unilateral  Authority of  Administrator  to Modify Plan and Awards:
Notwithstanding Section 12(a) and Section 12(b) herein, the following provisions shall apply:

                  (i) The Administrator shall have unilateral authority to amend the Plan and any Award (without Participant consent and without stockholder approval, unless such stockholder approval is required by applicable laws, rules or regulations) to the extent necessary to comply with applicable laws, rules or regulations or changes to applicable laws, rules or regulations (including but not limited to Code Section 409A, Code
                           Section 422 and federal securities laws).

     (ii)The Administrator shall have unilateral authority to make adjustments to the terms and conditions of Awards in recognition of unusual or nonrecurring events affecting the Company or any Affiliate, or the financial statements of the Company or any Affiliate, or of changes in accounting principles, if the Administrator determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or necessary or appropriate to comply with applicable accounting principles.

11.      RESTRICTIONS ON AWARDS AND SHARES

         The Company may impose such restrictions on Awards, shares and any other benefits underlying Awards hereunder as it may deem advisable, including, without limitation, restrictions under the federal securities laws, the requirements of any stock exchange or similar organization and any blue sky, state or foreign securities laws applicable to such securities. Notwithstanding any other Plan provision to the contrary, the Company shall not be obligated to issue, deliver or transfer shares of Common Stock under the Plan, make any other distribution of benefits under the Plan, or take any other action, unless such delivery, distribution or action is in compliance with all applicable laws, rules and regulations (including, but not limited to, the requirements of the Securities Act). The Company may cause a restrictive legend to be placed on any certificate issued pursuant to an Award hereunder in such form as may be prescribed from time to time by applicable laws and regulations or as may be advised by legal counsel.

12.      CHANGE IN CONTROL

         Except as otherwise provided by the Administrator in connection with the grant of an Award, in the event of a Change in Control of the Company, the unvested portion of all outstanding Awards granted under the Plan shall automatically become fully vested and exercisable and all restrictions on outstanding Awards granted under the Plan shall immediately lapse and, if so provided in a Participant's Award Agreement, all Options shall remain exercisable through the expiration of the Option Period without regard to the Participant's employment or service status. The Administrator shall have discretion to determine that acceleration or any other effect of a Change in Control on an Award shall be subject to both the occurrence of a Change in Control event and termination of employment or service of the Participant. Any such determination of the Administrator shall be stated in an individual Award Agreement.

13.      COMPLIANCE WITH CODE SECTION 409A

         Notwithstanding any other provision in the Plan or an Award to the contrary, if and to the extent that Section 409A of the Code is deemed to apply to the Plan or any Award granted under the Plan, it is the general intention of the Company that the Plan and all such Awards shall, to the extent practicable, comply with Code Section 409A, and the Plan and any such Award shall, to the extent practicable, be construed in accordance therewith. Without in any way limiting the effect of the foregoing, in the event that Code Section 409A requires that any special terms, provisions or conditions be included in the Plan or any Award, then such terms, provisions and conditions shall, to the extent practicable, be deemed to be made a part of the Plan or Award, as applicable. Further, in the event that the Plan or any Award shall be deemed not to comply with Code Section 409A, then neither the Company, the Administrator nor its or their designees or agents shall be liable to any Participant or other person for actions, decisions or determinations made in good faith.

14.      GENERAL PROVISIONS

         (a) Stockholder Rights: Except as otherwise determined by the Administrator (and subject to the provisions of Section 8 regarding Restricted Stock Awards), a Participant and his legal representative, legatees or distributees shall not be deemed to be the holder of any shares subject to an Award and shall not have any rights of a stockholder unless and until certificates for such shares have been issued and delivered to him or them under the Plan. A certificate or certificates for shares of Common Stock acquired upon exercise of an Option shall be promptly issued in the name of the Participant (or his beneficiary) and distributed to the Participant (or his beneficiary) as soon as practicable following receipt of notice of exercise and, with respect to Options, payment of the Option Price (except as may otherwise be determined by the Company in the event of payment of the Option Price pursuant to Section 7(d)(ii)(C)). Except as otherwise provided in Section 8(d) regarding Restricted Stock Awards, a certificate for any shares of Common Stock issuable pursuant to a Restricted Stock Award shall be promptly issued in the name of the Participant (or his beneficiary) and distributed to the Participant (or his beneficiary) after the Award (or portion thereof) has vested or been earned. In no event will the issuance of certificates pursuant to the exercise of Options or vesting of Restricted Stock Awards otherwise exempt from Code Section 409A be delayed in a manner that would cause the Award to be construed to involve the deferral of compensation under Code Section 409A, unless such deferral is in compliance with Code Section 409A.

         (b) Withholding: The Company shall withhold all required local, state, federal, and other taxes and any other amount required to be withheld by any governmental authority or law from any amount payable with respect to an Award. Prior to the delivery or transfer of any certificate for shares or any other benefit conferred under the Plan, the Company shall require any recipient of an Award to pay to the Company in cash the amount of any tax or other amount required by any governmental authority to be withheld and paid over by the Company to such authority for the account of such recipient. Notwithstanding the foregoing, the Administrator may establish procedures to permit a recipient to satisfy such obligation in whole or in part, and any local, state, federal, or other income tax obligations relating to such an Award, by electing (the "election") to have the Company withhold shares of Common Stock from the shares to which the recipient is entitled. The number of shares to be withheld shall have a Fair Market Value as of the date that the amount of tax to be withheld is determined as nearly equal as possible to (but not exceeding) the amount of such obligations being satisfied. Each election must be made in writing to the Administrator in accordance with election procedures established by the Administrator.

         (c) Section 16(b) Compliance: To the extent that any Participants in the Plan are subject to Section 16(b) of the Exchange Act, it is the general intention of the Company that transactions under the Plan shall comply with Rule 16b-3 under the Exchange Act and that the Plan shall be construed in favor of such Plan transactions meeting the requirements of Rule 16b-3 or any successor rules thereto. Notwithstanding anything in the Plan to the contrary, the Administrator, in its sole and absolute discretion, may bifurcate the Plan so as to restrict, limit or condition the use of any provision of the Plan to Participants who are officers or directors subject to Section 16 of the Exchange Act without so restricting, limiting or conditioning the Plan with respect to other Participants.

         (d) Code Section 162(m) Performance-Based Compensation. To the extent to which Section 162(m) of the Code is applicable, the Company intends that compensation paid under the Plan to Covered Employees will, to the extent practicable, constitute "qualified performance-based compensation" within the meaning of Section 162(m), unless otherwise determined by the Administrator. Accordingly, Awards granted to Covered Employees which are intended to qualify for the performance-based exception under Code Section 162(m) shall be deemed to include any such additional terms, conditions, limitations and provisions as are necessary to comply with the performance-based compensation exemption of Section 162(m), unless the Administrator, in its discretion, determines otherwise.

         (e) Unfunded Plan; No Effect on Other Plans:

     (i) The Plan shall be unfunded, and the Company shall not be required to create a trust or segregate any assets that may at any time be represented by Awards under the Plan. The Plan shall not establish any fiduciary relationship between the Company and any Participant or other person.
     Neither a Participant nor any other person shall, by reason of the Plan, acquire any right in or title to any assets, funds or property of the Company or any Affiliate, including, without limitation, any specific funds, assets or other property which the Company or any Affiliate, in their discretion, may set aside in anticipation of a liability under the Plan. A Participant shall have only a contractual right to the Common Stock or other amounts, if any, payable under the Plan, unsecured by any assets of the Company or any Affiliate. Nothing contained in the Plan shall constitute a guarantee that the assets of such entities shall be sufficient to pay any benefits to any person.

                  (ii) The amount of any compensation deemed to be received by a Participant pursuant to an Award shall not constitute compensation with respect to which any other employee benefits of such Participant are determined, including, without limitation, benefits under any bonus, pension, profit sharing, life insurance or salary continuation plan, except as otherwise specifically provided by the terms of such plan or as may be determined by the Administrator.

                  (iii) The adoption of the Plan shall not affect any other stock incentive or other compensation plans in effect for the Company or any Affiliate, nor shall the Plan preclude the Company from establishing any other forms of stock incentive or other compensation for employees or service providers of the Company or any Affiliate.

         (f) Applicable Law: The Plan shall be governed by and construed in accordance with the laws of the State of South Carolina, without regard to the conflict of laws provisions of any state, and in accordance with applicable federal laws of the United States.

         (g) Beneficiary Designation: The Administrator may permit a Participant to designate in writing a person or persons as beneficiary, which beneficiary shall be entitled to any benefit to which the Participant is otherwise entitled in the event of death. In the absence of such designation by a Participant, and in the event of the Participant's death, the estate of the Participant shall be treated as beneficiary for purposes of the Plan, unless the Administrator determines otherwise. The Administrator shall have sole discretion to approve and interpret the form or forms of such beneficiary designation. A beneficiary, legal guardian, legal representative or other person claiming any rights pursuant to the Plan is subject to all terms and conditions of the Plan and any Award Agreement applicable to the Participant, except to the extent that the Plan and/or Award Agreement provide otherwise, and to any additional restrictions deemed necessary or appropriate by the Administrator.

         (h) Gender and Number: Except where otherwise indicated by the context, words in any gender shall include any other gender, words in the singular shall include the plural and words in the plural shall include the singular.

         (i) Severability: If any provision of the Plan shall be held illegal or invalid for any reason, such illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

         (j) Rules of Construction: Headings are given to the sections of this Plan solely as a convenience to facilitate reference. The reference to any statute, regulation or other provision of law shall be construed to refer to any amendment to or successor of such provision of law.

         (k) Successors and Assigns: The Plan shall be binding upon the Company, its successors and assigns, and Participants, their executors, administrators and permitted transferees and beneficiaries.

         (l) Right of Offset: Notwithstanding any other provision of the Plan or an Award Agreement, the Company may reduce the amount of any payment or benefit otherwise payable to or on behalf of a Participant by the amount of any obligation of the Participant to the Company that is or becomes due and payable.

         (m) Effect of Changes in Status: Unless otherwise provided in an Award Agreement, determined by the Administrator or required by Code Section 409A, an Award shall not be affected by any change in the terms, conditions or status of the Participant's employment or service, provided that the Participant continues to be in the employ of, or in service to, the Company or an Affiliate. Without limiting the foregoing, the Administrator has sole discretion to determine, subject to Code Section 409A, at the time of grant of an Award or at any time thereafter, the effect, if any, on Awards granted to a Participant if the Participant's status as an Employee, Director or Independent Contractor changes, including but not limited to a change from full-time to part-time, or vice versa, or if other similar changes in the nature or scope of the Participant's employment or service occur.

         (n) Fractional Shares: Except as otherwise provided by the Plan or the Administrator, (i) the total number of shares issuable pursuant to the exercise or vesting of an Award shall be rounded under general rounding principles to the nearest whole share (except where rounding down is required in order to preserve intended tax treatment or otherwise required by applicable law, rule or regulation), (ii) no fractional shares shall be issued, and (iii) no consideration shall be paid for any such fractional shares.

[_] PLEASE MARK VOTES             REVOCABLE PROXY
    AS IN THIS EXAMPLE      COASTAL FINANCIAL CORPORATION

                         ANNUAL MEETING OF SHAREHOLDERS
                                JANUARY 29, 2007

     The undersigned hereby appoints the official proxy committee, consisting of all of the members of the Board of Directors of Coastal Financial Corporation, Myrtle Beach, South Carolina, with full powers of substitution to act as attorneys and proxies for the undersigned, to vote all shares of Common Stock of Coastal Financial Corporation which the undersigned is entitled to vote at the Annual Meeting of Shareholders, to be held at Ocean Reef Resort, 7100 North Ocean Boulevard, Myrtle Beach, South Carolina, on Monday, January 29, 2007, at 2:00 p.m., Eastern Standard Time, and at any and all adjournments thereof, as indicated to the right:

                                                                 With-   For All
                                                        For      hold     Except
1.   The  election  as  directors  of  all              [_]       [_]       [_]
     nominees  listed (except as marked to
     the contrary below):

For a Three Year Term: J. Robert Calliham, James H. Dusenbury, Michael C. Gerald

INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.


--------------------------------------------------------------------------------

                                                        For    Against   Abstain
2.   The approval of the Coastal Financial              [_]       [_]       [_]
     Corporation   2007  Equity  Incentive
     Plan.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE LISTED PROPOSALS.

     THIS PROXY, PROPERLY SIGNED AND DATED, WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSALS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING. THIS PROXY ALSO CONFERS DISCRETIONARY AUTHORITY ON THE OFFICIAL PROXY COMMITTEE TO VOTE WITH RESPECT TO THE ELECTION OF ANY PERSON AS DIRECTOR WHERE THE NOMINEE IS UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE, AND MATTERS INCIDENT TO THE CONDUCT OF THE 2007 ANNUAL MEETING.

                                                      --------------------------
    Please be sure to sign below and                  |  Date
    date this Proxy in the box provided.              |
--------------------------------------------------------------------------------


----Shareholder sign above-------------------Co-holder (if any) sign above------


--------------------------------------------------------------------------------
   Detach above card, sign, date and mail in postate paid envelope provided.

                          COASTAL FINANCIAL CORPORATION
--------------------------------------------------------------------------------

               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.
     Should the undersigned be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Secretary of the Corporation at the Meeting of the Shareholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.
     The above signed acknowledges receipt from the Corporation prior to the execution of this proxy, of a notice of the Meeting, a proxy statement dated December 18, 2006 and the 2006 Annual Report to Shareholders.
     Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, only one signature is required.

                               PLEASE ACT PROMPTLY
                     SIGN, DATE & MAIL YOUR PROXY CARD TODAY
--------------------------------------------------------------------------------
IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

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